UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INTEGRAL ACQUISITION CORPORATION 1

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED SEPTEMBER 20, 2024

INTEGRAL ACQUISITION CORPORATION 1

11330 AVENUE OF THE AMERICAS, 23RD FLOOR

NEW YORK, NEW YORK 10019

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF INTEGRAL ACQUISITION CORPORATION 1:

You are cordially invited to attend the special meeting in lieu of an annual meeting of stockholders (the “Meeting”), of Integral Acquisition Corporation 1 (the “Company”, or “its”), to be held at 4:00 p.m. Eastern time on October 28, 2024 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP if you reserve your attendance at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Jonathan Deblinger, 1345 Avenue of the Americas, New York, New York, 10105. You will not be required to attend the Meeting in person in order to vote.

Even if you are planning on attending the Meeting, please promptly submit your proxy vote online or by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend. You will be able to vote your shares online by visiting [   ].

The accompanying proxy statement (the “Proxy Statement”) is dated [   ], and is first being mailed to stockholders of the Company on or about [   ]. The sole purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

1)

a proposal to amend the Company’s amended and restated certificate of incorporation, as previously amended pursuant to votes of the Company’s stockholders on May 3, 2023 and November 2, 2023, respectively (the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Third Extension Amendment” and such proposal, the “Third Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) as promptly as reasonably possible, but no more than ten business days thereafter, redeem the Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”) included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on November 5, 2021 (the “IPO”), from November 5, 2024 to November 5, 2025, on a monthly basis (or such earlier date as determined by the Company’s board of directors (the “Board”)) (the “Third Extension”, and such later date, the “Third Extended Date”);

2)

a proposal to re-elect James Cotton and Stuart Hutton as the Class II directors of the Board until the annual meeting of the Company to be held in 2027 or until a successor is elected and qualified (the “Director Election Proposal”);

3)

a proposal to ratify the selection by the audit committee of the Board of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

4)

a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

Each of the Proposals is more fully described in the accompanying Proxy Statement. In addition to considering and voting on the foregoing Proposals, members of the Company’s management (the “Management”) will be available at the Meeting to discuss the consolidated financial statements of the Company for the fiscal year ended December 31, 2023 filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 12, 2024 (the “2023 Annual Report”), and to answer questions of stockholders regarding the Company’s current affairs.

The Company’s final IPO prospectus filed with the SEC on November 4, 2021 (File No.: 333-257058) (the “IPO Prospectus”) and the Charter provided that the Company initially had until May 5, 2023 (the date that was 18 months after the consummation of the IPO) to complete a Business Combination (the “Combination Period”). On May 3, 2023, the Company’s stockholders approved an amendment to the Charter to extend the Combination Period from May 5, 2023 to November 3, 2023 (or such earlier date as determined by the Board) at a special meeting of the Company’s stockholders (the “First Special Meeting”). On November 2, 2023, the Company’s stockholders approved, among other things, an amendment to the Charter to extend the Combination Period from November 3, 2023 to November 5, 2024 (or such earlier date as determined by the Board) (the “Second Extension” and such date, the “Second Extended Date”) at a special meeting in lieu of an annual meeting of the Company’s stockholders (the “Second Special Meeting”).

The purpose of the Third Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the proposed transactions (the “Flybondi Business Combination”) pursuant to that certain Business Combination Agreement (“Flybondi Business Combination Agreement”), dated as of October 19, 2023, by and among (i) the Company, (ii) Flybondi Limited, a limited company incorporated under the laws of England and Wales (“Flybondi”), (iii) Flybondi Holdings plc, a public limited company incorporated under the laws of England and Wales (“Flybondi Holdings”), (iv) Gaucho MS, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Flybondi Holdings, (v) certain holders of Flybondi’s outstanding shares that executed the Flybondi Business Combination Agreement on October 19, 2023 and (vi) the holders of Flybondi’s outstanding shares and/or options that join the Flybondi Business Combination Agreement by delivering a Seller Joinder (as defined in the Flybondi Business Combination Agreement) after the date of the Flybondi Business Combination Agreement. For more information about the Flybondi Business Combination, see the 2023 Annual Report.

Following the approval of the Second Extension, the Charter currently provides that the Company has until November 5, 2024 to complete its initial Business Combination. While the Company is using its best efforts to complete the Flybondi Business Combination as soon as practicable, the Board believes that there will likely not be sufficient time before November 5, 2024 to complete the Flybondi Business Combination. Accordingly, the Board believes that in order to be able to consummate the Flybondi Business Combination, the Company will need to obtain the Third Extension. Without the Third Extension, the Board believes that there is significant risk that the Company would not, despite its best efforts, be able to complete the Flybondi Business Combination or another initial Business Combination on or before November 5, 2024. If that were to occur, the Company would be precluded from completing the Flybondi Business Combination or another initial Business Combination and would be forced to liquidate even if its stockholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of the Company’s stockholders to extend the date by which the Company has to consummate the Flybondi Business Combination (or if the Flybondi Business Combination is not consummated, another initial Business Combination) to the Third Extended Date in order for its stockholders to have the opportunity to participate in the Company’s future investment.

If the Third Extension Amendment Proposal is approved and the Third Extension Amendment implemented, subject to satisfaction of the conditions to closing in the Flybondi Business Combination Agreement (including, without limitation, receipt of stockholder approval of the Flybondi Business Combination), the Company intends to complete the Flybondi Business Combination as soon as possible, and in any event, on or before the Third Extended Date. However, there is no assurance that the Company will be able to consummate the Flybondi Business Combination, given the actions that must occur prior to closing of the Flybondi Business Combination.

In connection with the Third Extension Amendment Proposal, the holders of the Public Shares (the “Public Stockholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account in which proceeds from the IPO and the Private Placement (as defined below) were placed following the closing of the IPO and the Private Placement (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote on the Third Extension Amendment Proposal (the “Third Extension Redemptions”) and regardless of how such Public Stockholders vote. If the Third Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining Public Stockholders will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Third Extension Amendment. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Third Extended Date.

The Company’s sponsor, Integral Sponsor LLC, a Delaware limited liability company (the “Sponsor”), owns (i) one share of the Class B common stock of the Company, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), (ii) 2,824,999 shares of Class A Common Stock that were issued to the Sponsor on November 3, 2023 upon conversion (the “Founder Share Conversion”) of 2,824,999 shares of Class B Common Stock that had been issued to the Sponsor on a one-for-one basis prior to the IPO (such shares of Class A Common Stock and Class B Common Stock together, the “Founder Shares”), and (iii) 4,950,000 warrants (the “Private Placement Warrants”) purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”). The 2,824,999 shares of Class A Common Stock issued in connection with the Founder Share Conversion are subject to the same restrictions as applied to the Class B Common Stock before the Founder Share Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the IPO Prospectus. The Founder Shares are also entitled to registration rights.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or October 24, 2024). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

If the Third Extension Amendment Proposal is approved and the Board decides to implement the Third Extension, the Sponsor or its designees have agreed to loan the Company (the “Loans”) (i) the lesser of (x) $[    ] or (y) $[   ] for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Business Combination is not consummated by December 5, 2024, the Monthly Amount for each calendar month (commencing on December 6, 2024 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until November 5, 2025. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Third Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [   ] Public Shares remain outstanding after redemptions in connection with the Third Extension, then the amount paid per share will be reduced proportionately. For example, if the Company completes the Business Combination on May 5, 2025, which would represent six calendar months, no Public Shares are redeemed and all of the Public Shares remain outstanding in connection with the Third Extension, then the aggregate amount deposited per share will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being

$[   ]. However, if [   ] Public Shares are redeemed and [   ] of the Public Shares remain outstanding after redemptions in connection with the Third Extension, then the amount deposited per share for such three-month period will be approximately $[   ] per share.

Assuming the Third Extension Amendment Proposal is approved and the Board implements the Third Extension, the initial Monthly Amount will be deposited in the Trust Account on or about November 8, 2024. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 5th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Third Extension Amendment. The Loans will not occur if the Third Extension Amendment Proposal is not approved or the Third Extension Amendment is not implemented. The amount of the Loans will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises the Company that it does not intend to make the Loans, then the Third Extension Amendment Proposal and likely the other Proposals will not be put before the stockholders at the Meeting and the Company will dissolve and liquidate in accordance with the Charter. There is also no assurance that the Sponsor or its designees will make additional Loans for the term of the Third Extension. The Board will have the sole discretion whether to extend for additional calendar months until November 5, 2025 and if the Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate. Further, even if the Board determines to continue extending for additional calendar months, if the Sponsor or its designees are unable or unwilling, for any reason, to extend the Loans to fund such extensions of the Combination Period, the Combination Period will not be further extended.

As of [   ], based on funds in the Trust Account of approximately $[   ] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[   ] per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay the Company’s taxes). The closing price of the Class A Common Stock on [   ] as reported on the Nasdaq Capital Market was $[   ]. The Company cannot assure Public Stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Stockholders wish to sell their Public Shares.

Pursuant to the Inflation Reduction Act of 2022, a U.S. federal excise tax (the “Excise Tax”) has been imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase, subject to certain exceptions and carveouts. Accordingly, redemptions of our Public Shares in connection with the Meeting may subject the Company to pay the Excise Tax.

In the event the Company is required to pay the Excise Tax, it will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any Excise Tax that may be due. Additionally, if the Third Extension Amendment is implemented, the Company plans to continue to maintain the remaining amount in its Trust Account in an interest-bearing demand deposit account at a bank.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Meeting to a later date or dates (i) to permit further solicitation of proxies or (ii) where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented to the Company’s stockholders (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals or (ii) where the Board has determined it is otherwise necessary.

If the Third Extension Amendment Proposal is not approved, or the Company is otherwise unable to complete the Third Extension, and the Company does not consummate the Business Combination by the Second Extended Date, in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination by the Second Extended Date. In the event of a liquidation, the holders of the Founder Shares prior to the IPO and their permitted transferees, as well as the Company’s officers and directors, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Subject to the foregoing, the affirmative vote of at least 65% of the outstanding shares of Common Stock, including the Founder Shares, will be required to approve the Third Extension Amendment Proposal. Stockholder approval of the Third Extension Amendment is required for the implementation of the Board’s plan to extend the date by which the Company must consummate the Business Combination. Notwithstanding stockholder approval of the Third Extension Amendment Proposal, the Board will retain the right to abandon and not implement the Third Extension Amendment at any time without any further action by the Company’s stockholders.

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Common Stock represented in person (including those who voted online) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Approval of the Auditor Ratification Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including those who voted online) or by proxy at the Meeting and entitled to vote thereon.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted online) or represented by proxy at the Meeting and entitled to vote thereon.

As a result of the Founder Share Conversion and the redemptions in connection with the First Special Meeting and the Second Special Meeting, the Sponsor and the Company’s directors and officers hold approximately 69.4% of the issued and outstanding shares of Common Stock entitled to vote at the Meeting and plan to vote all of the shares of the Common Stock owned by them in favor of the Third Extension Amendment Proposal and the other Proposals. Assuming the Sponsor, directors and officers vote all of the shares of Common Stock owned by them at the Meeting, the Third Extension Amendment Proposal and the other Proposals can be approved at the Meeting even if some or all of the other Public Stockholders do not approve the Third Extension Amendment Proposal and the other Proposals.

The Board has fixed the close of business on September 17, 2024 as the date for determining the stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Third Extension Amendment is implemented and you do not elect to redeem your Public Shares in the Third Extension Redemptions, provided that you are a stockholder on the record date for a meeting to consider the

Business Combination, you would retain the right to vote on the Business Combination when it is submitted to stockholders. Regardless of how you vote on the Business Combination, you would retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or the Company has not consummated a Business Combination by the Third Extended Date.

AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE THIRD EXTENSION AMENDMENT PROPOSAL, THE DIRECTOR ELECTION PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL ARE ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” SUCH PROPOSALS.

Under the DGCL and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Third Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal, the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares. Stockholders will have the opportunity to present questions, including regarding the 2023 Annual Report, to Management at the Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC for the fiscal year ended December 31, 2023.

[ ]	By Order of the Board of Directors

Enrique Klix
Chief Executive Officer and Director

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online or at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online or at the Meeting by obtaining a legal proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Third Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Third Extension Amendment Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Director Election Proposal, Auditor Ratification Proposal and Adjournment Proposal, if presented. Broker non-votes will also not count as votes cast and will have no effect on the outcome of the vote on the Director Election Proposal and Adjournment Proposal, if presented. Broker non-votes will be considered present for purposes of establishing a quorum for the Auditor Ratification Proposal and will count as votes cast on the Auditor Ratification Proposal. Failure to vote by proxy, online or at the Meeting will have no effect on the outcome of the vote on the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal. You will be able to vote your shares online by visiting [    ].

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in lieu of an Annual Meeting of Stockholders to be held on October 28, 2024: This notice of meeting, the 2023 Annual Report and the accompanying Proxy Statement are available at [     ].

INTEGRAL ACQUISITION CORPORATION 1

11330 AVENUE OF THE AMERICAS, 23RD FLOOR

NEW YORK, NEW YORK 10019

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

The special meeting in lieu of an annual meeting of stockholders (the “Meeting”), of Integral Acquisition Corporation 1 (“we”, “us”, “our” or “Company”), is to be held at 4:00 p.m. Eastern time on October 28, 2024 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP if you reserve your attendance at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Jonathan Deblinger, 1345 Avenue of the Americas, New York, New York, 10105. Stockholders will have the opportunity to present questions, including regarding our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 12, 2024 (the “2023 Annual Report”), to the management of the Company (the “Management”) at the Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC (“Nasdaq”) for the fiscal year ended December 31, 2023.

You will not be required to attend the Meeting in person in order to vote. You may vote your shares online by visiting [    ]. The Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1)

a proposal to amend our amended and restated certificate of incorporation, as previously amended pursuant to votes of our stockholders on May 3, 2023 and November 2, 2023, respectively (the “Charter”), in the form set forth in Annex A hereto (the “Third Extension Amendment” and such proposal, the “Third Extension Amendment Proposal”), to extend the date by which we must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) as promptly as reasonably possible, but no more than ten business days thereafter, redeem our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) included as part of the units (the “Units”, and such shares, the “Public Shares”) sold in our initial public offering that was consummated on November 5, 2021 (the “IPO”), from November 5, 2024 to November 5, 2025, on a monthly basis (or such earlier date as determined by our board of directors (the “Board”)) (the “Third Extension”, and such later date, the “Third Extended Date”);

2)

a proposal to re-elect James Cotton and Stuart Hutton as the Class II directors of the Board until the annual meeting of the Company to be held in 2027 or until a successor is elected and qualified (the “Director Election Proposal”);

3)

a proposal to ratify the selection by the audit committee of the Board (the “Audit Committee”) of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

4)

a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals or (ii) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”).

Our final IPO prospectus filed with the SEC on November 4, 2021 (File No.: 333-257058) (the “IPO Prospectus”) and the Charter provided that we initially had until May 5, 2023 (the date that was 18 months after the consummation of the IPO) to complete a Business Combination (the “Combination Period”). On May 3, 2023, our stockholders approved an amendment to the Charter to extend the Combination Period from May 5, 2023 to November 3, 2023 (or such earlier date as determined by the Board) (the “First Extension”) at a special meeting of stockholders (the “First Special Meeting”). On November 2, 2023, our stockholders approved, among other things, an amendment to the Charter to extend the Combination Period from November 3, 2023 to November 5, 2024 (or such earlier date as determined by the Board) (the “Second Extension” and such date, the “Second Extended Date”) at a special meeting in lieu of an annual meeting of the stockholders (the “Second Special Meeting”).

The purpose of the Third Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Flybondi Business Combination”) pursuant to that certain Business Combination Agreement (“Flybondi Business Combination Agreement”), dated as of October 19, 2023, by and among (i) our Company, (ii) Flybondi Limited, a limited company incorporated under the laws of England and Wales (“Flybondi”), (iii) Flybondi Holdings plc, a public limited company incorporated under the laws of England and Wales (“Flybondi Holdings”), (iv) Gaucho MS, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Flybondi Holdings (“Merger Sub”), (v) certain holders of Flybondi’s outstanding shares that executed the Flybondi Business Combination Agreement on October 19, 2023 (the “Signing Sellers”), and (vi) the holders of Flybondi’s outstanding shares and/or options that join the Flybondi Business Combination Agreement by delivering a Seller Joinder (as defined in the Flybondi Business Combination Agreement) after the date of the Flybondi Business Combination Agreement (the “Joining Sellers”, and together with the Signing Sellers, the “Sellers”). For more information about the Flybondi Business Combination, see the 2023 Annual Report.

Following the approval of the Second Extension, the Charter currently provides that we have until November 5, 2024 to complete our initial Business Combination. While we are using our best efforts to complete the Flybondi Business Combination as soon as practicable, the Board believes that there will likely not be sufficient time before November 5, 2024 to complete the Flybondi Business Combination. Accordingly, the Board believes that in order to be able to consummate the Flybondi Business Combination, we will need to obtain the Third Extension. Without the Third Extension, the Board believes that there is significant risk that we would not, despite our best efforts, be able to complete the Flybondi Business Combination or another initial Business Combination on or before November 5, 2024. If that were to occur, we would be precluded from completing the Flybondi Business Combination or another initial Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which we have to consummate the Flybondi Business Combination (or if the Flybondi Business Combination is not consummated, another initial Business Combination) to the Third Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

If the Third Extension Amendment Proposal is approved and the Third Extension Amendment implemented, subject to satisfaction of the conditions to closing in the Flybondi Business Combination Agreement (including, without limitation, receipt of stockholder approval of the Flybondi Business Combination), we intend to complete the Flybondi Business Combination as soon as possible, and in any event, on or before the Third Extended Date. However, there is no assurance that we will be able to consummate the Flybondi Business Combination, given the actions that must occur prior to closing of the Flybondi Business Combination.

In connection with the Third Extension Amendment Proposal, the holders of our Public Shares (the “Public Stockholders”) may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account in which proceeds from the IPO and the Private Placement (as defined below) were placed following the closing of the IPO and the Private Placement (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such Public Stockholders vote on the Third Extension Amendment Proposal (the “Third Extension Redemptions”) and regardless of how such Public Stockholders vote. If the Third Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining Public Stockholders will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Third Extension Amendment. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if we have not completed a Business Combination by the Third Extended Date.

Our sponsor, Integral Sponsor LLC, a Delaware limited liability company (the “Sponsor”), owns (i) one share of our Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), (ii) 2,824,999 shares of Class A Common Stock that were issued to the Sponsor on November 3, 2023 upon conversion (the “Founder Share Conversion”) of 2,824,999 shares of Class B Common Stock on a one-for-one basis that had been issued to the Sponsor prior to the IPO (such shares of Class A Common Stock and Class B Common Stock together, the “Founder Shares”) and (iii) 4,950,000 warrants (the “Private Placement Warrants”) purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”). The 2,824,999 shares of Class A Common Stock issued in connection with the Founder Share Conversion are subject to the same restrictions as applied to the Class B Common Stock before the Founder Share Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the IPO Prospectus. The Founder Shares are also entitled to registration rights. As a result of the Founder Share Conversion, the redemptions in connection with the First Special Meeting (the “First Extension Redemptions”) and the redemptions in connection with the Second Special Meeting (the “Second Extension Redemptions”), the Sponsor holds approximately 69.4% of the issued and outstanding shares of Common Stock.

To make the Election, you must demand that we redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to our transfer agent at least two business days prior to the Meeting (or October 24, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in Street Name (as defined in the section below entitled “Questions and Answers about the Meeting”), you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

If the Third Extension Amendment Proposal is approved and the Board decides to implement the Third Extension, the Sponsor or its designees have agreed to loan us (the “Loans”) (i) the lesser of (x) $[   ] or (y) $[   ] for each Public Share that is not redeemed (such amount, the “Monthly Amount”) plus (ii) if the Business Combination is not consummated by December 5, 2024, the Monthly Amount for each calendar month (commencing on December 6, 2024 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by us to complete the Business Combination until November 5, 2025. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Third Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [   ] Public Shares remain outstanding after redemptions in the Third Extension Redemptions, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on May 5, 2025, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Third Extension, then the aggregate amount deposited per share will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ]. However, if [   ] Public Shares are redeemed and [   ] of our Public Shares remain outstanding after redemptions in connection with the Third Extension, then the amount deposited per share for such three-month period will be approximately $[   ] per share.

Assuming the Third Extension Amendment Proposal is approved and the Board implements the Third Extension, the initial Monthly Amount will be deposited in the Trust Account on or about November 8, 2024. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 5th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Third Extension Amendment. The Loans will not occur if the Third Extension Amendment Proposal is not approved or the Third Extension Amendment is not implemented. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Third Extension Amendment Proposal and likely the other Proposals will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with the Charter. There is also no assurance that the Sponsor or its designees will make additional Loans for the term of the Third Extension. The Board will have the sole discretion whether to extend for additional calendar months until November 5, 2025 and if the Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate. Even if the Board determines to continue extending for additional calendar months, if the Sponsor or its designees are unable or unwilling, for any reason, to extend the Loans to fund such extensions of the Combination Period, the Combination Period will not be further extended.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $[   ] that was in the Trust Account as of [   ]. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding stockholder approval of the Third Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Third Extension Amendment at any time without any further action by our stockholders.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates (i) to permit further solicitation of proxies or (ii) where the Board has determined it is otherwise necessary. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Third Extension Amendment Proposal is not approved, or we are otherwise unable to complete the Third Extension, and we do not consummate the Business Combination by the Second Extended Date, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account, (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the General Corporation Law of the State of Delaware (the “DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants (as defined in the section below entitled “Questions and Answers about the Meeting”), which will expire worthless if we fail to complete a Business Combination by the Second Extended Date. In the event of a liquidation, the holders of the Founder Shares prior to the IPO and their permitted transferees (the “Initial Stockholders”), as well as our officers and directors, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If our Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we haves entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser (i) $10.15 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per Public Share due to reductions in the value of the Trust Account assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of [   ], based on funds in the Trust Account of approximately $[   ] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[   ] per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, we cannot assure you that the per-share distribution from the Trust Account, if our Company liquidates, will not be less than approximately $[   ] (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes), due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because we will not be complying with Section 280 of the DGCL, as described in our IPO Prospectus, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), a U.S. federal excise tax (the “Excise Tax”) has been imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase, subject to certain exceptions and carveouts. Accordingly, redemptions of our Public Shares in connection with the Meeting may subject us to pay the Excise Tax.

In the event we are required to pay the Excise Tax, we will not withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for any Excise Tax that may be due. Additionally, if the Third Extension Amendment is implemented, we plan to continue to maintain the remaining amount in our Trust Account in an interest-bearing demand deposit account at a bank.

If the Third Extension Amendment Proposal is approved and the Third Extension Amendment is implemented, our Company, pursuant to the terms of the investment management trust agreement, dated November 2, 2021 (the “Trust Agreement”), by and between us and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by us to complete a Business Combination on or before the Third Extended Date. Public

Stockholders who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Third Extended Date, if the Third Extension Amendment Proposal is approved.

Our Board has fixed the close of business on September 17, 2024 (the “Record Date”) as the date for determining our stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were 4,073,341 shares of our Class A Common Stock and one share of Class B Common Stock issued and outstanding. Our Warrants do not have voting rights in connection with the Proposals.

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $8,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board, the Management, the Sponsor and the management of the Sponsor may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners (as defined in the section below entitled “Questions and Answers about the Meeting”). While the payment of these expenses will reduce the cash available to us to consummate the Business Combination, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy Statement is dated [   ] and is first being mailed to stockholders on or about [   ].

By Order of the Board of Directors

Enrique Klix Chief Executive Officer and Director

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is a special meeting in lieu of an annual meeting of stockholders, to be held at 4:00 p.m. Eastern time on October 28, 2024, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about [   ].

We are a blank check company formed in Delaware on February 16, 2021, for the purpose of effecting a Business Combination. On November 5, 2021, we consummated our IPO, as well as the Private Placement, from which we derived gross proceeds of $119,950,000 in the aggregate. The underwriters of the IPO also exercised their over-allotment option in full and we sold additional Private Placement Warrants to the Sponsor following such exercise. Following the closing of the IPO, the over-allotment exercise and the Private Placement, an amount of $116,725,000 ($10.15 per Unit) from the net proceeds of the IPO (including the over-allotment Units) and the Private Placement was placed in the Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the Public Stockholders if there is no qualifying Business Combination consummated on or before the end of the Combination Period. Our Board believes that it is in the best interests of the stockholders to continue our existence until the Third Extended Date in order to allow us more time to complete the Flybondi Business Combination.

The Meeting is being held, in part, to allow us additional time to complete the Business Combination.

Why do we need to hold an annual meeting?

The Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders within 12 months after our fiscal year ended December 31, 2023.

In addition to sending our stockholders this Proxy Statement, we are also sending 2023 Annual Report, so that at the Meeting, stockholders may discuss and ask questions of Management with respect to the 2023 Annual Report.

The Proposals

What is being voted on?

You are being asked to vote on three Proposals:

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Third Extension Amendment Proposal. A proposal to amend our Charter to extend the date by which we have to either consummate a Business Combination or wind up our Company and redeem 100% of the Public Shares sold in the IPO from November 5, 2024 to November 5, 2025, on a monthly basis (or such earlier date as determined by the Board);

•

Director Election Proposal. A proposal to re-elect James Cotton and Stuart Hutton as the Class II directors of the Board until the annual meeting of the Company to be held in 2027 or until a successor is elected and qualified;

•

Auditor Ratification Proposal. A proposal to ratify the selection by the Audit Committee of Marcum to serve as our independent registered public accounting firm for the year ending December 31, 2024; and

•

Adjournment Proposal. A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals or (ii) where the Board has determined it is otherwise necessary.

Why are we proposing the Third Extension Amendment Proposal?

Our Charter provides for the return of our IPO proceeds held in the Trust Account to the Public Stockholders if there is no qualifying Business Combination consummated on or before November 5, 2024, the end of the Combination Period. As explained below, we will not be able to complete a Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Third Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Flybondi Business Combination, if needed. The Third Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete an initial Business Combination, specifically the Flybondi Business Combination. Approval of the Third Extension Amendment Proposal is a condition to the implementation of the Third Extension Amendment.

While we are using our best efforts to complete the Flybondi Business Combination as soon as practicable, the Board believes that there will likely not be sufficient time before November 5, 2024 to complete the Flybondi Business Combination. Accordingly, the Board believes that in order to be able to consummate the Flybondi Business Combination, we will need to obtain the Third Extension. Without the Third Extension, the Board believes that there is significant risk that we would not, despite our best efforts, be able to complete the Flybondi Business Combination or another initial Business Combination on or before November 5, 2024. If that were to occur, we would be precluded from completing the Flybondi Business Combination or another initial Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which we have to consummate the Flybondi Business Combination (or if the Flybondi Business Combination is not consummated, another initial Business Combination) to the Third Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

If the Third Extension Amendment Proposal is approved and the Third Extension Amendment is implemented, subject to satisfaction of the conditions to closing in the Flybondi Business Combination Agreement (including, without limitation, receipt of stockholder approval of the Flybondi Business Combination), we intend to complete the Flybondi Business Combination as soon as possible, and in any event, on or before the Third Extended Date. However, there is no assurance that we will be able to consummate the Flybondi Business Combination, given the actions that must occur prior to the closing of the Flybondi Business Combination.

The Board believes that, given our expenditure of time, effort and money on the Flybondi Business Combination, circumstances warrant ensuring that we are in the best position possible to consummate the Flybondi Business Combination and that it is in the best interests of our stockholders that we obtain the Third Extension, if needed. We believe that the Flybondi Business Combination will provide significant benefits to our stockholders. For more information about the Flybondi Business Combination, see “Item 1. Business” of the 2023 Annual Report. Accordingly, the Board is proposing the Third Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from November 5, 2024 to November 5, 2025, on a monthly basis (or such earlier date as determined by the Board).

You are not being asked to vote on the Business Combination at this time. If the Third Extension Amendment is implemented and you do not elect to redeem your Public Shares in the Third Extension Redemptions, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you would retain the right to vote on the Business Combination when it is submitted to stockholders. Regardless of how you vote on the Business Combination, you would retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Third Extended Date.

Why are we proposing the Adjournment Proposal?

We are proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting to give us more time (i) to seek approval of the Third Extension Amendment Proposal, the Director Election Proposal and the Auditor Ratification Proposal, if necessary or (ii) where the Board has determined it is otherwise necessary. If the Adjournment Proposal is not approved, we will not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies or where the Board has determined it is otherwise necessary. In such event, the Third Extension would not be completed, we would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of our remaining stockholders and the Board, dissolving and liquidating.

Why should I vote “FOR” the Third Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate the Business Combination, including the Flybondi Business Combination. Accordingly, the Board is proposing the Third Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from November 5, 2024 to November 5, 2025, on a monthly basis (or such earlier date as determined by the Board). The Third Extension would give us more opportunity to complete the Business Combination, including the Flybondi Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our Business Combination before the Second Extended Date, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares in the Third Extension Redemptions. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

Our Board recommends that you vote in favor of the Third Extension Amendment Proposal.

Why should I vote “FOR” the director nominees set forth in the Director Election Proposal?

Mr. James Cotton and Mr. Stuart Hutton have both served on our Board since November 2021. Our Board believes that stability and continuity in our Board is important as we continue to work towards completion of the Business Combination.

Our Board recommends that you vote in favor of the nominees set forth in the Director Election Proposal.

Why should I vote “FOR” the Auditor Ratification Proposal?

Marcum has served as our independent registered public accounting firm since January 7, 2021. Our Audit Committee and Board believe that stability and continuity in our auditor is important as we continue to work towards completion of the Business Combination.

Our Board recommends that you vote in favor of the Auditor Ratification Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals or (ii) where the Board has determined it is otherwise necessary.

Our Board recommends that you vote in favor of the Adjournment Proposal, if presented.

What amount will holders receive upon consummation of a Business Combination or liquidation if the Third Extension Amendment Proposal is approved?

If the Third Extension Amendment Proposal is approved and the Board decides to implement the Third Extension, the Sponsor or its designees have agreed to the Loans of (i) the lesser of (x) $[   ] or (y) $[   ] for each Public Share that is not redeemed plus (ii) if the Business Combination is not consummated by December 5, 2024, the Monthly Amount for each calendar month (commencing on December 6, 2024 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by us to complete the Business Combination until November 5, 2025. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Third Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [   ] Public Shares remain outstanding after the Third Extension Redemptions, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on May 5, 2025, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Third Extension, then the aggregate amount deposited per share will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ]. However, if [   ] Public Shares are redeemed and [   ] of our Public Shares remain outstanding after redemptions in connection with the Third Extension, then the amount deposited per share for such three-month period will be approximately $[   ] per share.

Assuming the Third Extension Amendment Proposal is approved and the Board implements the Third Extension, the initial Monthly Amount will be deposited in the Trust Account on or about November 8, 2024. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 5th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Third Extension Amendment. The Loans will not occur if the Third Extension Amendment Proposal is not approved or the Third Extension Amendment is not implemented. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Third Extension Amendment Proposal and likely the other Proposals will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with the Charter. There is also no assurance that the Sponsor or its designees will make additional Loans for the term of the Third Extension. The Board will have the sole discretion whether to extend for additional calendar months until November 5, 2025 and if the Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate. Further, even if the Board determines to continue extending for additional calendar months, if the Sponsor or its designees are unable or unwilling, for any reason, to extend the Loans to fund such extensions of the Combination Period, the Combination Period will not be further extended.

What vote is required to adopt the Proposals?

•

Third Extension Amendment Proposal. The approval of the Third Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of Common Stock, including the Founder Shares, on the Record Date.

•

Director Election Proposal. The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Common Stock represented in person (including stockholders who voted online) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

•

Auditor Ratification Proposal. Approval of the proposal to ratify the selection of Marcum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by stockholders present in person (including stockholders who voted online) or represented by proxy at the Meeting and entitled to vote thereon.

•

Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted online) or represented by proxy at the Meeting and entitled to vote thereon.

Our Sponsor and directors and officers, following the Founder Share Conversion, the First Extension Redemptions and the Second Extension Redemptions, own approximately 69.4% of the outstanding shares of our Common Stock entitled to vote at the Meeting and plan to vote all of the shares of our Common Stock owned by them in favor of the Third Extension Amendment Proposal and the other Proposals. Assuming that our Sponsor and directors and officers vote all of the shares of our Common Stock owned by them at the Meeting, the Third Extension Amendment Proposal and the other Proposals can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Third Extension Amendment Proposal and the other Proposals.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Third Extension Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Third Extension Amendment Proposal and regardless of how you vote, so long as you make the Election in the Third Extension Redemptions. If the Third Extension Amendment Proposal is approved, and the Third Extension Amendment is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the director nominees in the Director Election Proposal to be elected, you must withhold or vote against such nominee. Abstentions and Broker Non-Votes (as defined below) will have no effect on the Director Election Proposal.

If you do not want the Auditor Ratification Proposal to be approved, you must vote against such proposal. Abstentions will have no effect on the Auditor Ratification Proposal.

If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. Abstentions and Broker Non-Votes will have no effect on the Adjournment Proposal.

How do our insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Third Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, if presented. Currently, our Sponsor, Board and Management own approximately 69.4%

of our issued and outstanding shares of Common Stock, including (i) one share of Class B Common Stock, (ii) 2,824,999 shares of Class A Common Stock and (iii) 4,950,000 Private Placement Warrants, all of which would expire worthless if the Flybondi Business Combination or another Business Combination is not consummated. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Third Extension Amendment Proposal.

In addition, the Sponsor and/or our Company may enter into arrangements with a limited number of stockholders pursuant to which such stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Third Extension Amendment Proposal. The Sponsor and/or Company may provide such stockholders either our securities or membership interests in the Sponsor pursuant to such arrangements.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Third Extension Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal are in the best interests of our Company and our stockholders. The Board recommends that our stockholders vote “FOR” the Third Extension Amendment Proposal, “FOR” the director nominees in the Director Election Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal, if presented.

What interests do the Sponsor, directors and officers have in the approval of the Proposals?

The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of (i) one share of Class B Common Stock (purchased for a nominal price), 2,824,999 shares of Class A Common Stock (purchased for a nominal price) and 4,950,000 Private Placement Warrants (purchased for $4,950,000), all of which would expire worthless if the Flybondi Business Combination or another Business Combination is not consummated, (ii) a promissory note in the principal amount of up to $1,500,000 issued to the Sponsor on July 10, 2023 in connection with working capital loans made by the Sponsor (the “WCL Promissory Note”), of which $1,390,335 was outstanding as of June 30, 2024, (iii) a promissory note in the principal amount of up to $630,000 issued to the Sponsor on May 8, 2024 (the “First Extension Promissory Note”) for loans being made by the Sponsor as additional contributions to the Trust Account in connection with the First Extension, of which $355,000 was outstanding as of June 30, 2024 and (iv) a promissory note in the principal amount of up to $359,503 issued to the Sponsor on November 8, 2024 (the “Second Extension Promissory Note”), for loans being made by the Sponsor as additional contributions to the Trust Account in connection with the Second Extension, of which $239,665 was outstanding as of June 30, 2024. See the section below entitled “Proposal One — The Third Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers”.

Do I have appraisal rights if I object to any of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals under the DGCL.

The Third Extension Amendment Proposal

When would the Board abandon the Third Extension Amendment?

Our Board will abandon the Third Extension Amendment if our stockholders do not approve the Third Extension Amendment Proposal.

In addition, notwithstanding stockholder approval of the Third Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Third Extension Amendment at any time without any further action by our stockholders.

What happens if the Third Extension Amendment Proposal is not approved?

Our Board will abandon the Third Extension Amendment if our stockholders do not approve the Third Extension Amendment Proposal.

If the Third Extension Amendment Proposal is not approved, or we are otherwise unable to complete the Third Extension, and we do not consummate the Business Combination within the Combination Period, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our Warrants, which will expire worthless in the event of our winding up.

In the event of a liquidation, our Initial Stockholders and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares the Private Placement Warrants.

If the Third Extension Amendment Proposal is approved, what happens next?

If the Third Extension Amendment Proposal is approved and the Third Extension Amendment is implemented, we will continue to attempt to consummate the Flybondi Business Combination (or, if the Flybondi Business Combination is not consummated, another initial Business Combination) until the Third Extended Date.

We are seeking approval of the Third Extension Amendment Proposal because we will likely not be able to complete the Flybondi Business Combination prior to November 5, 2024, the end of the Combination Period. If the Third Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Flybondi Business Combination. If stockholders approve the Flybondi Business Combination, we expect to consummate the Flybondi Business Combination as soon as possible following such stockholder approval.

Upon approval of the Third Extension Amendment Proposal, we will file the Third Extension Amendment with the Secretary of State of the State of Delaware (the “DE Secretary of State”) in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and expect that our Units, Public Shares and warrants included as part of the Units sold in the IPO (the “Public Warrants” and together with the Private Placement Warrants, the “Warrants”) will remain publicly traded.

If the Third Extension Amendment Proposal is approved, and the Third Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Common Stock held by the Sponsor and our directors and our officers as a result of their ownership of Founder Shares.

Notwithstanding stockholder approval of the Third Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Third Extension Amendment at any time without any further action by our stockholders.

If the Third Extension Amendment Proposal is approved and the Board decides to implement the Third Extension, the Sponsor or its designees have agreed to the Loans of (i) the lesser of (x) $[   ] or (y) $[   ] for each Public Share that is not redeemed plus (ii) if the Business Combination is not consummated by December 5, 2024, the Monthly Amount for each calendar month (commencing on December 6, 2024 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by us to complete the Business Combination until November 5, 2025. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Third Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [   ] Public Shares remain outstanding after the Third Extension Redemptions, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on May 5, 2025, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Third Extension, then the aggregate amount deposited per share will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ]. However, if [   ] Public Shares are redeemed and [   ] of our Public Shares remain outstanding after redemptions in connection with the Third Extension, then the amount deposited per share for such three-month period will be approximately $[   ] per share.

Assuming the Third Extension Amendment Proposal is approved and the Board implements the Third Extension, the initial Monthly Amount will be deposited in the Trust Account on or about November 8, 2024. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 5th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Third Extension Amendment. The Loans will not occur if the Third Extension Amendment Proposal is not approved or the Third Extension Amendment is not implemented. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Third Extension Amendment Proposal and likely the other Proposals will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with the Charter. There is also no assurance that the Sponsor or its designees will make additional Loans for the term of the Third Extension. The Board will have the sole discretion whether to extend for additional calendar months until November 5, 2025 and if the Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate. Further, even if the Board determines to continue extending for additional calendar months, if the Sponsor or its designees are unable or unwilling, for any reason, to extend the Loans to fund such extensions of the Combination Period, the Combination Period will not be further extended.

What happens to our Warrants if the Third Extension Amendment Proposal is not approved?

If the Third Extension Amendment Proposal is not approved, or we are otherwise unable to complete the Third Extension, and we do not consummate the Business Combination by the Second Extended Date, there will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our Warrants, which will expire worthless in the event of our winding up.

What happens to our Warrants if the Third Extension Amendment Proposal is approved and the Third Extension Amendment is implemented?

If the Third Extension Amendment Proposal is approved and the Third Extension Amendment is implemented, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Third Extended Date. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, such as the Flybondi Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A Common Stock issuable upon exercise of the Warrants and a current prospectus relating to them is available (or we permit holders to exercise Warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the Third Extension Amendment Proposal?

Yes, assuming you are a stockholder as of the Record Date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the Third Extension Amendment Proposal receives the requisite stockholder approvals and the Third Extension Amendment is implemented. If you do not redeem your Public Shares in connection with the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination, subject to any limitations set forth in the Charter.

Would I still be able to exercise my redemption rights in connection with the Business Combination if I vote “AGAINST” any of the Proposals?

Unless you elect to redeem your Public Shares at this time in the Third Extension Redemptions, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you vote against any of the Proposals at the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our Charter.

How do I redeem my shares of Class A Common Stock?

If the Third Extension Amendment is implemented, each of our Public Stockholders that made an Election may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares in the Third Extension Redemptions. If you choose not to make an Election in connection with the Third Extension Amendment Proposal, you will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, including the Flybondi Business Combination, or if we have not consummated a Business Combination by the Third Extended Date, subject to any limitations set forth in the Charter.

In order to exercise your redemption rights in the Third Extension Redemptions, you must, prior to 5:00 p.m. Eastern time on October 24, 2024 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Information about the Meeting

How do I attend the Meeting?

The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 at 4:00 p.m. Eastern time on October 28, 2024, or at such other time, on such other date and at such other place to which the Meeting may be adjourned. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP if you reserve your attendance at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Jonathan Deblinger, 1345 Avenue of the Americas, New York, New York, 10105. You will not be required to attend the Meeting in person in order to vote.

How do I change or revoke my vote after I have voted?

You may change your vote by e-mailing a later-dated, signed proxy card to our Chief Executive Officer or Chief Financial Officer at info@integralacquisition.com, so that it is received by our Chief Executive Officer or Chief Financial Officer prior to the Meeting, or by attending the Meeting and voting. You also may revoke your proxy by sending a notice of revocation to either our Chief Executive Officer or Chief Financial Officer, which must be received by either our Chief Executive Officer or Chief Financial Officer prior to the Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then these proxy materials are being forwarded to you by that organization. If your shares are held in Street Name, and you wish to attend the Meeting and vote at the Meeting or online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

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Third Extension Amendment Proposal. The Third Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of our Common Stock as of the Record Date, including the Founder Shares, voting together as a single class. Accordingly, a stockholder’s failure to vote by proxy, online or at the Meeting or an abstention with respect to the Third Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

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Director Election Proposal. The director nominees must receive the affirmative vote of a plurality of the issued and outstanding shares of Common Stock represented in person (including those who voted online) or by proxy at the Meeting and entitled to vote thereon. Any shares not voted “FOR” the director nominees (whether as a result of an abstention, a direction to withhold authority or a Broker Non-Vote) will not be counted in the nominee’s favor. A stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Director Election Proposal.

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Auditor Ratification Proposal. The ratification of the appointment of Marcum requires the affirmative vote of a majority of the votes cast by stockholders present in person (including those who voted online) or represented by proxy at the Meeting and entitled to vote thereon. Abstentions will have no effect on this proposal. However, your shares may be voted as Broker Non-Votes by your brokerage firm for the Auditor Ratification Proposal. See the subsection below entitled “Will my shares be voted if I do not provide my proxy?” for more information about Broker Non-Votes.

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Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted online) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy, online or at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will also have no effect on this proposal.

If my shares are held in Street Name, will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe the Third Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal, if presented, will be considered non-discretionary, and therefore your broker, bank, or nominee cannot vote your shares without your instruction on these proposals. Consequently, your bank, broker, or other nominee can vote your shares for these proposals only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

How many votes must be present to hold the Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our Common Stock on the Record Date issued and outstanding and entitled to vote at the Meeting, present in person (including those who voted online) or represented by proxy, constitute a “quorum”.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 2,036,672 shares of our Common Stock would be required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of our Common Stock at the close of business on the Record Date, September 17, 2024, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On the Record Date, 4,073,341 shares of our Class A Common Stock and one share of Class B Common Stock were outstanding and entitled to vote.

What is the difference between a Stockholder of Record (as defined below) and a Beneficial Owner of shares held in Street Name?

•

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “Stockholder of Record”.

•

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “Beneficial Owner” of shares held in “Street Name” and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint each of Enrique Klix, our Chief Executive Officer, and Oliver Matlock, our Chief Financial Officer, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Klix or Mr. Matlock to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Third Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for Beneficial Owners who have not returned proxies to the brokers (so-called “Broker Non-Votes”).

How can I vote if I am a Stockholder of Record?

•	At the Meeting. If you are a Stockholder of Record, you may vote at the Meeting.

•

Online. You may also vote by submitting a proxy for the Meeting. You may submit your proxy online at [   ], 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on October 27, 2024 (have your proxy card in hand when you visit the website).

•	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.

How can I vote if I am a Beneficial Owner of shares held in Street Name?

•

At the Meeting. If you are a Beneficial Owner of shares held in Street Name and you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•

By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•

By telephone or online. You may vote by proxy by submitting your proxy by telephone or online (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in Street Name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting. For more information, see the subsection above entitled “How do I attend the Meeting?”.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of Common Stock will be voted “FOR” the Proposals.

How many votes do I have?

Each share of our Class A Common Stock and Class B Common Stock is entitled to one vote on each matter that comes before the Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of our Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Common Stock.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $8,500 in connection with such services for the Meeting. We will also reimburse Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board, the Management, the Sponsor and the management of the Sponsor may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also contact us at:

Integral Acquisition Corporation 1

11330 Avenue of the Americas, 23rd Floor

New York, New York 10019

Email: info@integralacquisition.com

You may also obtain additional information about our Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to complete the Flybondi Business Combination;

•	the anticipated benefits of the Flybondi Business Combination;

•	the volatility of the market price and liquidity of our securities;

•	the use of funds not held in the Trust Account; and

•	the competitive environment in which our successor will operate following the Flybondi Business Combination.

Additionally, on January 24, 2024, the SEC adopted new rules and regulations for special purpose acquisition companies (“SPACs”), which became effective on July 1, 2024 (the “2024 SPAC Rules”), that affect SPAC Business Combination transactions. The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC Business Combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business Combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial Business Combination, including the Flybondi Business Combination, and may increase the costs and time related thereto.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in the section titled “Risk Factors” contained in our (i) IPO Prospectus, (ii) 2023 Annual Report, (iii) Annual Reports on Form 10-K for the fiscal years ended December 31, 2021 and December 31, 2022, as filed with the SEC on April 1, 2022 and March 31, 2023, respectively, (iv) Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022, September 30, 2022, March 31, 2023, September 30, 2023 and June 30, 2024, as filed with the SEC on May 16, 2022, August 15, 2022, November 14, 2022, May 15, 2023, November 21, 2023 and August 14, 2024, respectively, and (v) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.

There are no assurances that approving the Third Extension would enable us to complete a Business Combination.

Approving the Third Extension involves a number of risks. Even if the Third Extension Amendment Proposal is approved and the Third Extension Amendment is implemented, we can provide no assurances that the Business Combination will be consummated prior to the Third Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Third Extension Amendment Proposal is approved and the Third Extension Amendment is implemented, we expect to seek stockholder approval of the Flybondi Business Combination following the SEC declaring the Registration Statement on Form F-4, which will include a proxy statement/prospectus prepared by Flybondi Holdings, Flybondi and us, to be filed by Flybondi Holdings in connection with the Flybondi Business Combination (the “Flybondi Registration Statement”), effective. We cannot complete the Flybondi Business Combination unless the Flybondi Registration Statement is declared effective. As of the date of this Proxy Statement, the Flybondi Registration Statement has not been filed with the SEC, and we cannot estimate when, or if, the SEC will declare the Flybondi Registration Statement effective.

We are required to offer stockholders the opportunity to redeem their Public Shares in connection with the Third Extension Amendment in the Third Extension Redemptions, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Third Extension Amendment and the Flybondi Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Third Extension Amendment and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our Public Stockholders may be unable to recover their investment except through sales of our Public Shares on the open market. The price of our Public Shares may be volatile, and there can be no assurance that Public Stockholders will be able to dispose of our Public Shares at favorable prices, or at all.

Our Sponsor, directors and officers own a substantial number of shares of our Common Stock and can approve the Third Extension Amendment Proposal and the other Proposals without the vote of other stockholders.

Our Sponsor, directors and officers, following the Founder Share Conversion, the First Extension Redemptions and the Second Extension Redemptions, own approximately 69.4% of the outstanding shares of our

Common Stock entitled to vote at the Meeting and plan to vote all of the shares of our Common Stock owned by them in favor of the Third Extension Amendment Proposal and the other Proposals. Assuming that our Sponsor, directors and officers vote all of the shares of our Common Stock owned by them at the Meeting, the Third Extension Amendment Proposal and the other Proposals can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Third Extension Amendment Proposal and the other Proposals.

Even if the Third Extension Amendment Proposal is approved by our stockholders, and the Third Extension Amendment is filed with the DE Secretary of State, our securities will be suspended from trading on Nasdaq and may be delisted if we do not consummate our initial Business Combination by November 2, 2024. Any trading suspension or delisting may have a material adverse effect on the trading of our securities and our ability to consummate an initial Business Combination.

Our Registration Statement on Form S-1, initially filed with the SEC on June 14, 2021, as amended, was declared effective by the SEC on November 2, 2021 (File No. 333-257058) and our securities are currently listed on the Nasdaq Capital Market. Pursuant to our Charter, we have until November 9, 2024, if all monthly extensions are implemented, to consummate our initial Business Combination and, if the Third Extension Proposal is approved, we will have until November 5, 2025 to consummate our initial Business Combination. However, Nasdaq’s rules currently require SPACs (such as us) to satisfy certain listing conditions, including the requirement that a SPAC must complete one or more Business Combinations within 36 months following the effectiveness of its initial public offering registration statement (the “36-Month Requirement”). If a SPAC does not meet the 36-Month Requirement, it will be subject to a suspension of trading or delisting from Nasdaq.

Under the current Nasdaq rule, a SPAC not in compliance with the 36-Month Requirement can request a hearing before the Nasdaq Hearings Panel, which would have the effect of staying any potential delisting. However, in July 2024, Nasdaq filed with the SEC a proposal to change the rules applicable to the procedures and the SEC approved the proposed rule change, which includes removing the stay relating to the 36-Month Requirement (the “New Nasdaq Rules”). As a result, a SPAC’s Nasdaq-listed securities will be immediately suspended from trading through the pendency of the Hearings Panel’s review. In addition, the scope of the Hearings Panel’s review would be limited, as the Hearings Panel may only reverse a Staff Delisting Determination where it determines that the Staff Delisting Determination was made in error and that the SPAC never failed to satisfy the 36-Month Requirement. In such cases, the Hearings Panel would not be able to consider facts indicating that the SPAC had regained compliance since the date of the Staff Delisting Determination, nor may the Hearings Panel grant an exception allowing the SPAC additional time to regain compliance. If a SPAC completes a Business Combination after receiving a Staff Delisting Determination and/or demonstrates compliance with all applicable initial listing requirements, the combined company could apply to list its securities on Nasdaq pursuant to the normal application review process. The New Nasdaq Rules contained a list of deficiencies that would immediately result in a Staff Delisting Determination, which includes noncompliance with the 36-Month Requirement. The New Nasdaq Rules will become operative on October 7, 2024.

Accordingly, unless we are able to consummate our initial Business Combination on or prior to November 2, 2024, even if the Third Extension Amendment Proposal is approved and the Third Extension Amendment is filed with the DE Secretary of State, the Third Extension will not be in compliance with Nasdaq rules, and our securities will be suspended from trading on Nasdaq and subject to potential delisting. If Nasdaq were to suspend our securities from trading, or delist our securities, our securities could potentially be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our Class A Common Stock is a “penny stock,” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

In addition, if our securities are delisted from Nasdaq, offers and sales of our securities by us may be subject to state securities regulation and additional compliance costs.

The Excise Tax may be imposed on us in connection with our redemptions of Public Shares in connection with a Business Combination or other stockholder vote pursuant to which Public Stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the IR Act, commencing in 2023, the Excise Tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the Excise Tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the Excise Tax. In April 2024, the Treasury Department issued proposed regulations providing guidance with respect to the Excise Tax. Taxpayers may rely on these proposed regulations until final regulations are issued. Under the proposed regulations, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our Public Shares in the Third Extension Redemptions may subject us to the Excise Tax, unless one of the two exceptions above apply. Such redemptions would only occur if the Third Extension Amendment Proposal is approved by our stockholders and the Third Extension Amendment is implemented by the Board.

On May 3, 2023, in connection with the implementation of the First Extension Redemptions, Public Stockholders elected to redeem an aggregate of 8,470,059 Public Shares for cash, for an aggregate redemption amount of approximately $87,843,748. On November 2, 2023, in connection with the implementation of the Second Extension Redemptions, Public Stockholders elected to redeem an aggregate of 1,831,599 Public Shares for cash, for an aggregate redemption amount of approximately $19,763,618. As a result of the First Extension Redemptions and the Second Extension Redemptions, we have recorded a 1% Excise Tax liability in the amount of $1,076,073 on our balance sheets as of June 30, 2024. The foregoing could cause a reduction in the cash available to complete a Business Combination and may adversely affect our ability to complete a Business Combination.

During the second quarter of 2024, the Internal Revenue Service issued final regulations with respect to the timing and payment of the Excise Tax. Pursuant to those regulations, we would need to file a return and remit payment for any liability incurred during the period from January 1, 2023 to December 31, 2023 on or before October 31, 2024. We are currently evaluating our options with respect to payment of this obligation. If we are unable to pay our obligation in full, we will be subject to additional interest and penalties, which are currently estimated at 10% interest per annum and a 5% underpayment penalty per month or portion of a month up to 25% of the total liability for any amount that is unpaid from November 1, 2024 until paid in full.

In association with the Flybondi Business Combination Agreement, Cartesian Capital Group, LLC and Flybondi released an aggregate of $900,000 to us for the payment of Excise Taxes on April 30, 2024.

As described in the section below entitled “Proposal One — The Third Extension Amendment Proposal —Redemption Rights,” if the Combination Period is extended, our Public Stockholders will have the right to require us to redeem their Public Shares in the Third Extension Redemptions. Any redemption or other repurchase may be subject to the Excise Tax. The extent to which we would be subject to the Excise Tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year subsequent to the year in which a Redemption Event occurs and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the Excise Tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the Excise Tax remain to be determined. Any Excise Tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination. In the event an Excise Tax is determined to be owed by us, none of the cash in the Trust Account nor interest earned on the cash in the Trust Account will be used to pay such Excise Tax.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

On January 24, 2024, the SEC adopted the 2024 SPAC Rules requiring, among other matters, (i) additional disclosures relating to SPAC Business Combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business Combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements.

In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the 2024 SPAC Rules and related guidance may (i) increase the costs of and the time needed to negotiate and complete an initial Business Combination and (ii) constrain the circumstances under which we could affect our ability to complete an initial Business Combination.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial Business Combination.

The SEC’s adopting release with respect to the 2024 SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including (i) restrictions on the nature of our investments and (ii) restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial Business Combination.

In addition, we may have imposed upon us burdensome requirements, including: (i) registration as an investment company; (ii) adoption of a specific form of corporate structure; and (iii) reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We are mindful of the SEC’s investment company definition and guidance and intend to complete an initial Business Combination with an operating business, and not with an investment company, or to acquire minority interests in other businesses exceeding the permitted threshold.

We do not believe that our business activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account were initially invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations; the holding of these assets in this form was intended to be temporary and for the sole purpose of facilitating the intended Business Combination. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that we hold investments in the Trust Account, on October 31, 2023, we instructed Continental, as trustee of the Trust Account, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account at a bank.

Pursuant to the Trust Agreement, Continental is not permitted to invest in securities or assets other than as described above. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intended to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our IPO was not intended for persons who were seeking a return on investments in government securities or investment securities. The Trust Account is intended solely as a temporary depository for funds pending the earliest to occur of: (i) the completion of our initial Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend our Charter (x) in a manner that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial Business Combination within the Combination Period; or (y) with respect to any other provision relating to the rights of holders of shares of our Class A Common Stock or pre-initial Business Combination activity; or (iii) absent an initial Business Combination within the Combination Period, our return of the funds held in the Trust Account to our Public Stockholders as part of our redemption of the Public Shares.

We are aware of litigation claiming that certain SPACs should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial Business Combination or may result in our liquidation. If we are unable to complete our initial Business Combination, our Public Stockholders may receive only approximately $[   ] (as of [   ] and before taking into account the removal of the accrued interest in the Trust Account to pay our taxes) per Public Share upon the liquidation of our Trust Account and our Warrants will expire worthless.

We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated. Our Sponsor is a U.S. entity, and the managing member of our Sponsor is a U.S. person. Our Sponsor is not controlled by and does not have substantial ties with a non-U.S. person.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target. As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our Public Stockholders may only receive $[   ] per share (as of [   ] and before taking into account the removal of the accrued interest in the Trust Account to pay our taxes), and our Warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company, such as Flybondi, and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on February 16, 2021, for the purpose of effecting a Business Combination.

On November 5, 2021, we consummated our IPO, as well as the Private Placement, from which we derived gross proceeds of approximately $119,950,000 in the aggregate. Following the closing of the IPO, an amount of $116,725,000 from the net proceeds of the IPO and the Private Placement was placed in the Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before the end of the Combination Period.

There are currently 4,073,341 shares of Class A Common Stock and one share of Class B Common Stock issued and outstanding. In addition, we issued (i) Public Warrants to purchase 5,750,000 shares of Class A Common Stock as part of our IPO and (ii) Private Placement Warrants to purchase 4,950,000 shares of Class A Common Stock as part of the Private Placement. Each whole Warrant entitles its holder to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Warrants will become exercisable 30 days after the completion of our initial Business Combination and expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the Warrants become exercisable, we may redeem the outstanding Warrants at a price of $0.01 per Warrant, if the last sale price of the Class A Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before we send the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

As of [   ], approximately $[   ] from our IPO and the Private Placement is being held in our Trust Account in the United States maintained by Continental, acting as trustee. Initially, these funds were invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, on October 31, 2023, we instructed Continental to liquidate the investments held in the Trust Account, and instead to hold the funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account at a bank could reduce the dollar amount our Public Stockholders would receive upon any redemption or our liquidation.

In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor has committed, in the form of the WCL Promissory Note, up to $1,500,000 to be provided to us to fund our expenses relating to investigating and selecting a target business, consummating a Business Combination, and other working capital requirements prior to our initial Business Combination. As of June 30, 2024, we had borrowed $1,390,335 under the WCL Promissory Note.

First Extension of our Combination Period

Our IPO Prospectus and the Charter provided that we initially had until May 5, 2023 (the date that was 18 months after the consummation of the IPO) to complete a Business Combination. On May 3, 2023, our stockholders approved an amendment to the Charter to extend the Combination Period from May 5, 2023 to November 3, 2023 (or such earlier date as determined by the Board) at the First Special Meeting.

In connection with the vote to approve the First Extension, Public Stockholders holding 8,470,059 Public Shares properly exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, $87,843,748 (approximately $10.37 per share) was removed from the Trust Account to pay such redeeming Public Stockholders in the First Extension Redemptions.

In connection with the approval of the First Extension Amendment Proposal, we issued the First Extension Promissory Note in the aggregate principal amount of up to $630,000 to the Sponsor. The First Extension Promissory Note bears no interest and is repayable in full upon the date of the consummation of the initial Business Combination or our liquidation. Additionally, we agreed to make monthly deposits of $105,000 into the Trust Account for each calendar month (commencing on May 8, 2023) or portion thereof, that was needed by us to complete an initial Business Combination until November 3, 2023, and such amount will be distributed either to: (i) all of the holders of Public Shares upon our liquidation or (ii) Public Stockholders who elect to have their Public Shares redeemed in connection with the consummation of the Business Combination. As of June 30, 2024, we had borrowed $355,000 under the First Extension Promissory Note.

Second Extension of our Combination Period

On November 2, 2023, our stockholders approved, among other things, an amendment to the Charter to extend the Combination Period from November 3, 2023 to November 5, 2024 (or such earlier date as determined by the Board) at the Second Special Meeting. In connection with the vote to approve the Second Extension, Public Stockholders holding 1,831,599 Public Shares properly exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, $19,763,618 (approximately $10.79 per share) was removed from the Trust Account to pay such redeeming Public Stockholders in the Second Extension Redemptions.

In connection with the approval of the Second Extension, we issued the Second Extension Promissory Note in the aggregate principal amount of up to $359,503 to the Sponsor. The Second Extension Promissory Note bears no interest and is repayable in full upon the date of the consummation of the initial Business Combination or our liquidation. Additionally, we have deposited and will continue to deposit $29,958.55 into the Trust Account for each calendar month (commencing on November 8, 2023 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by us to complete an initial Business Combination until November 5, 2024, and such amount will be distributed either to: (i) all of the holders of Public Shares upon our liquidation or (ii) Public Stockholders who elect to have their Public Shares redeemed in connection with the consummation of the Business Combination. As of June 30, 2024, we had borrowed $239,665 under the Second Extension Promissory Note.

Founder Share Conversion

On May 3, 2023, at the Second Special Meeting, our stockholders also approved an amendment to the Charter to grant a holder of shares of Class B Common Stock the right to convert such shares into shares of Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination (the “Founder Share Amendment”). Following such approval, we issued an aggregate of 2,874,999 shares of Class A Common Stock (consisting of 2,824,999 shares to the Sponsor and 50,000 shares to one of the qualified institutional buyers or institutional accredited investors that purchased certain Units in the IPO and became members of our Sponsor upon the closing of the IPO (each, an “Anchor Investor”) upon the conversion of an equal number of shares of Class B Common Stock, held by the Sponsor and such Anchor Investor, respectively. The 2,874,999 shares of Class A Common Stock issued in connection with the Founder Share Conversion are subject to the same restrictions as applied to the Class B Common Stock before the Founder Share Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination, as described in the IPO Prospectus. Following the Founder Share Conversion, the First Extension Redemptions and the Second Extension Redemptions, there were 4,073,341 shares of Class A Common Stock issued and outstanding and one share of Class B Common Stock issued and outstanding. As a result, the Sponsor holds approximately 69.4% of the issued and outstanding Common Stock.

Proposed Business Combination with Flybondi

As previously disclosed, on October 19, 2023, we entered into the Flybondi Business Combination Agreement with Flybondi, Flybondi Holdings, Merger Sub and the Signing Sellers. After the date of the Flybondi Business Combination Agreement, the Joining Sellers may join the Flybondi Business Combination Agreement by executing and delivering a Seller Joinder.

The Flybondi Business Combination Agreement provides for, among other things, the following transactions: (i) Flybondi Holdings will acquire the shares of Flybondi held by the Sellers in exchange for the issuance by Flybondi Holdings of new ordinary shares of Flybondi Holdings, and (ii) we will merge with and into Merger Sub, with the our Company continuing as the surviving entity and as a wholly-owned subsidiary of Flybondi Holdings, and each of the our issued and outstanding securities immediately prior to such merger will be cancelled and converted into the right of the holder thereof to receive a substantially equivalent security of Flybondi Holdings.

For more information about the Flybondi Business Combination, see “Item 1. Business” of the 2023 Annual Report.

Following the approval of the Second Extension, the Charter currently provides that we have until November 5, 2024 to complete the initial Business Combination. While we are using our best efforts to complete the Flybondi Business Combination as soon as practicable, the Board believes that there will likely not be sufficient time before November 5, 2024 to complete the Flybondi Business Combination. Accordingly, the Board believes that, to be able to consummate the Flybondi Business Combination, we will need to obtain the Third Extension. Without the Third Extension, the Board believes that there is significant risk that we would not, despite our best efforts, be able to complete the Flybondi Business Combination or another initial Business Combination on or before November 5, 2024. If that were to occur, we would be precluded from completing the Flybondi Business Combination or another initial Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which we have to consummate the Flybondi Business Combination (or, if the Flybondi Business Combination is not consummated, another initial Business Combination) to the Third Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

If the Third Extension Amendment Proposal is approved and the Third Extension Amendment implemented, subject to satisfaction of the conditions to closing in the Flybondi Business Combination Agreement (including, without limitation, receipt of stockholder approval of the Flybondi Business Combination), we intend to complete the Flybondi Business Combination as soon as possible, and in any event, on or before the Third Extended Date. However, there is no assurance that we will be able to consummate the Flybondi Business Combination, given the actions that must occur prior to closing of the Flybondi Business Combination.

You are not being asked to vote on the Flybondi Business Combination at this time. If the Third Extension Amendment is implemented and you do not elect to redeem your Public Shares in the Third Extension Redemptions, provided that you are a stockholder on the record date for a meeting to consider the Flybondi Business Combination, you would retain the right to vote on the Flybondi Business Combination when it is submitted to stockholders. Regardless of how you vote on the Flybondi Business Combination, you would retain the right to redeem your Public Shares for cash in the event the Flybondi Business Combination is approved and completed or we have not consummated a Business Combination by the Third Extended Date.

THE MEETING

Overview

Date, Time and Place

The Meeting will be held at 4:00 p.m. Eastern time on October 28, 2024 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned.

Attending the Meeting

Only stockholders who own shares of Common Stock as of the close of business on the Record Date will be entitled to attend the Meeting. If you are such a stockholder, you will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP if you reserve your attendance at least two business days in advance of the Meeting by contacting Ellenoff Grossman & Schole LLP, c/o Jonathan Deblinger, 1345 Avenue of the Americas, New York, New York, 10105.

You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares online at [   ], or in accordance with the voting instructions provided throughout this Proxy Statement.

To attend the Meeting, please follow these instructions as applicable to the nature of your ownership of our Common Stock:

•	Record Holders. If your shares are registered in your name with our transfer agent, Continental, you may attend and vote at the Meeting.

•

Beneficial Holders. If your shares are held in Street Name, you are invited to attend the Meeting. However, since you are not the Stockholder of Record, you may not vote your shares at the Meeting unless you request and obtain a valid proxy from your broker or other agent.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding Common Stock on the Record Date that are (i) entitled to vote at the Meeting and (ii) present in person (including those who voted online) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 2,036,672 shares of our Common Stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Meeting if you owned shares of our Class A Common Stock at the close of business on the Record Date for the Meeting. You will have one vote per Proposal for each share of our Common Stock you owned at that time. Our Warrants do not carry voting rights.

Required Votes

Third Extension Amendment Proposal

Approval of the Third Extension Amendment Proposal requires the affirmative vote of holders of at least 65% of our Common Stock outstanding on the Record Date, including the Founder Shares. If you do not vote or you abstain from voting on the Third Extension Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker Non-Votes will have the same effect as “AGAINST” votes.

Director Election Proposal

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Common Stock represented in person (including those who voted online) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” the director nominees (whether as a result of an abstention, a direction to withhold authority or a Broker Non-Vote) will not be counted in the nominee’s favor. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Director Election Proposal. If you do not want a director nominee elected, you must vote “AGAINST” the director nominee.

Auditor Ratification Proposal

Approval of the proposal to ratify the selection of Marcum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted online) or represented by proxy at the Meeting and entitled to vote thereon. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Auditor Ratification Proposal. Your shares, however, may be voted as Broker Non-Votes by your brokerage firm for the Auditor Ratification Proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal.

Adjournment Proposal

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted online) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy, online or at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date of the Meeting, there were 4,073,341 shares of Class A Common Stock and one share of Class B Common Stock outstanding, each of which entitles its holder to cast one vote per proposal.

Our Sponsor, directors and officers, following the Founder Share Conversion, the First Extension Redemptions and the Second Extension Redemptions, own approximately 69.4% of the outstanding shares of our Common Stock entitled to vote at the Meeting and plan to vote all of the shares of our Common Stock owned by them in favor of the Third Extension Amendment Proposal and the other Proposals. Assuming that our Sponsor, directors and officers vote all of the shares of our Common Stock owned by them at the Meeting, the Third Extension Amendment Proposal and the other Proposals can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Third Extension Amendment Proposal and the other Proposals.

Redemption Rights

If the Third Extension Amendment Proposal is approved, and the Third Extension Amendment is implemented, Public Stockholders may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares in the Third Extension Redemptions. As of [   ], based on funds in the Trust Account of

approximately $[   ] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[   ] per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in the Third Extension Redemptions, you will retain the right to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination, by the Third Extended Date. See the section below entitled “Proposal One — The Third Extension Amendment Proposal — Redemption Rights”.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Meeting. The Company has engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares in the Third Extension Redemptions. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online or at the Meeting if you are a holder of record of our Common Stock as of the Record Date. You may contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of our Company and our stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals.

PROPOSAL ONE – THE THIRD EXTENSION AMENDMENT PROPOSAL

Overview

We are proposing to amend our Charter to extend the date by which we have to consummate a Business Combination to the Third Extended Date so as to provide us with additional time to complete the Business Combination.

The Third Extension Amendment Proposal is required for the implementation of the Board’s plan to allow us more time to complete the Business Combination. A copy of the proposed amendment to the Charter, which shall be used in the event the Third Extension Amendment Proposal is approved, is attached to this Proxy Statement in Annex A.

Reasons for the Third Extension Amendment Proposal

Following the approval of the Second Extension, the Charter provides that we have until the Second Extended Date to complete an initial Business Combination. The purpose of the Third Extension Amendment is to allow us more time to complete the Flybondi Business Combination (or if the Flybondi Business Combination is not consummated, another Business Combination).

The IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. Additionally, our IPO Prospectus and Charter provide for all Public Stockholders to have an opportunity to redeem their Public Shares in the Third Extension Redemptions if our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude a Business Combination within the Combination Period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond the Second Extended Date to the Third Extended Date. We intend to hold another stockholder meeting prior to the Third Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

If the Third Extension Amendment Proposal is Not Approved

Stockholder approval of the Third Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Third Extension Amendment unless our stockholders approve the Third Extension Amendment Proposal.

If the Third Extension Amendment Proposal is not approved, or we are otherwise unable to complete the Third Extension, and we do not consummate the Business Combination by the Second Extended Date, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete our initial Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our Warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Initial Stockholders and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

If the Third Extension Amendment Proposal is Approved

If the Third Extension Amendment Proposal is approved, we will file the Third Extension Amendment with the DE Secretary of State in the form set forth in Annex A hereto. Filing the Third Extension Amendment will extend the Combination Period until the Third Extended Date and we will remain a reporting company under the Exchange Act and expect that our Units, Public Shares and Public Warrants will remain publicly traded. We will then continue to work to consummate the Business Combination by the Third Extended Date.

Notwithstanding stockholder approval of the Third Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Third Extension at any time without any further action by our stockholders.

If the Third Extension Amendment Proposal is approved and the Board decides to implement the Third Extension, the Sponsor or its designees have agreed to the Loans of (i) the lesser of (x) $[   ] or (y) $[   ] for each Public Share that is not redeemed plus (ii) if the Business Combination is not consummated by December 5, 2024, the Monthly Amount for each calendar month (commencing on December 6, 2024 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by us to complete the Business Combination until November 5, 2025. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Third Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [   ] Public Shares remain outstanding after the Third Extension Redemptions, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on May 5, 2025, which would represent six calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Third Extension, then the aggregate amount deposited per share will be approximately $[   ] per share, with the aggregate maximum contribution to the Trust Account being $[   ]. However, if [   ] Public Shares are redeemed and [   ] of our Public Shares remain outstanding after redemptions in connection with the Third Extension, then the amount deposited per share for such three-month period will be approximately $[   ] per share.

Assuming the Third Extension Amendment Proposal is approved and the Board implements the Third Extension, the initial Monthly Amount will be deposited in the Trust Account on or about November 8, 2024. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the 5th of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Third Extension Amendment. The Loans will not occur if the Third Extension Amendment Proposal is not approved or the Third Extension Amendment is not implemented. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Third Extension Amendment Proposal and likely the other Proposals will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with the Charter. There is also no assurance that the Sponsor or its designees will make additional Loans for the term of the Third Extension. The Board will have the sole discretion whether to extend for additional calendar months until November 5, 2025 and if the Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate. Further, even if the Board determines to continue extending for additional calendar months, if the Sponsor or its designees are unable or unwilling, for any reason, to extend the Loans to fund such extensions of the Combination Period, the Combination Period will not be further extended.

You are not being asked to vote on the Business Combination at this time. If the Third Extension Amendment is implemented and you do not elect to redeem your Public Shares in the Third Extension Redemptions, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you would retain the right to vote on the Business Combination when it is submitted to stockholders. Regardless of how you vote on the Business Combination, you would retain the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Third Extended Date.

If the Third Extension Amendment Proposal is approved, and the Third Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account in the Third Extension Redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Third Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $[   ] that was in the Trust Account as of [   ].

Redemption Rights

If the Third Extension Amendment Proposal is approved, and the Third Extension Amendment is implemented, each Public Stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares in the Third Extension Redemptions. As of [   ], based on funds in the Trust Account of approximately $[   ] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[   ] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of Public Shares who do not elect to redeem their Public Shares in the Third Extension Redemptions will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Third Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS IN THE THIRD EXTENSION REDEMPTIONS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON OCTOBER 24, 2024.

In connection with tendering your Public Shares for redemption in the Third Extension Redemptions, prior to 5:00 p.m. Eastern time on October 24, 2024 (two business days before the Meeting), you must elect either to physically tender your stock certificates to: Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to deliver your Public Shares to the transfer agent electronically using the DWAC system, which election would likely be determined based on the manner in which you hold your Public Shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on October 24, 2024 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Third Extension Amendment Proposal is approved. In furtherance of such irrevocable election, Public Stockholders making the election will not be able to tender their Public Shares after the vote at the Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the Public Stockholder, whether or not the Public Stockholder is a record holder or the Public Shares are held in Street Name, by contacting Continental, as the transfer agent, or the Public Stockholder’s broker and requesting delivery of the Public Shares through the DWAC system. Delivering Public Shares physically may take significantly longer. In order to obtain a physical stock certificate, a Public Stockholder’s broker and/or clearing broker, DTC, and Continental, as the transfer agent, will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the Public Shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100.00 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is our understanding that Public Stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such Public Stockholders will have less time to make their investment decision than those Public Stockholders that deliver their Public Shares through the DWAC system. Public Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their Public Shares before exercising their redemption rights in the Third Extension Redemption and thus will be unable to redeem their Public Shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on October 24, 2024 (two business days before the Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a Public Stockholder tenders its Public Shares and decides prior to the vote at the Meeting that it does not want to redeem its Public Shares in the Third Extension Redemptions, the Public Stockholder may withdraw the tender. If you delivered your Public Shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the Public Shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders Public Shares and the Third Extension Amendment Proposal is not approved, these Public Shares will not be redeemed and the physical certificates representing these Public Shares will be returned to the Public Stockholder promptly following the determination that the Third Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of Public Stockholders that make the Election until such Public Shares are redeemed for cash or returned to such Public Stockholders.

If properly demanded, we will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of [   ], based on funds in the Trust Account of approximately $[   ] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[   ] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Class A Common Stock on [   ] as reported on the Nasdaq Capital Market was $[   ].

If you exercise your redemption rights on the Third Extension Redemptions, you will be exchanging your shares of the Class A Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to our transfer agent prior to 5:00 p.m. Eastern time on October 24, 2024 (two business days before the Meeting). We anticipate that a Public Stockholder who tenders Public Shares for redemption in the Third Extension Redemptions would receive payment of the redemption price for such Public Shares soon after the completion of the Third Extension.

In addition, the Sponsor and/or our Company may enter into arrangements with a limited number of stockholders pursuant to which such Public Stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Third Extension Amendment Proposal. The Sponsor and/or our Company may provide such Public Stockholders either our securities or membership interests in the Sponsor pursuant to such arrangements.

Vote Required for Approval

The affirmative vote by holders of at least 65% of our outstanding shares of Common Stock, including the Founder Shares, is required to approve the Third Extension Amendment Proposal. If the Third Extension Amendment Proposal is not approved, the Third Extension Amendment will not be implemented and, if the Business Combination has not been consummated during the Combination Period, we will be required by our Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Third Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Third Extension Amendment unless our stockholders approve the Third Extension Amendment Proposal. Notwithstanding stockholder approval of the Third Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Third Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Third Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers and their affiliates beneficially owned and were entitled to vote an aggregate of 2,824,999 shares of Class A Common Stock and one share of Class B Common Stock, representing approximately 69.4% of our issued and outstanding shares of Common Stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Third Extension Amendment Proposal.

Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a quorum, will have the same effect as voting “AGAINST” the Third Extension Amendment Proposal.

Assuming that our Sponsor and directors and officers vote all of the shares of our Common Stock owned by them at the Meeting, the Third Extension Amendment Proposal can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Third Extension Amendment Proposal.

Interests of the Sponsor and our Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

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the fact that the Sponsor holds one share of Class B Common Stock, 2,824,999 shares of Class A Common Stock and 4,950,000 Private Placement Warrants, all such securities beneficially owned by our Chief Executive Officer, all of which would expire worthless if the Flybondi Business Combination or another Business Combination is not consummated;

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the fact that the Sponsor holds the WCL Promissory Note in the principal amount of up to $1,500,000 issued in connection with working capital loans made by the Sponsor, of which $1,390,335 was outstanding as of June 30, 2024, which is unlikely to be repaid if the Flybondi Business Combination or another Business Combination is not consummated;

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the fact that the Sponsor holds the First Extension Promissory Note in the principal amount of up to $630,000 issued in connection with the First Extension of which $355,000 was outstanding as of June 30, 2024, which is unlikely to be repaid if the Flybondi Business Combination or another Business Combination is not consummated;

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the fact that the Sponsor holds the Second Extension Promissory Note in the principal amount of up to $359,503 issued in connection with the Second Extension of which $239,665 was outstanding as of June 30, 2024, which is unlikely to be repaid if the Flybondi Business Combination or another Business Combination is not consummated;

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the fact that, unless the Company consummates the Flybondi Business Combination or another Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of June 30, 2024) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

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the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.15 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement or claims of any third party for services rendered or products sold to us, but only if such third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

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the fact that we have agreed, through the earlier of our consummation of a Business Combination or our liquidation, to pay the Sponsor a monthly fee of $20,000 for office space, utilities, and secretarial and administrative support. Total administrative fees for the year ended December 31, 2023 were $240,000; and

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the fact that none of our officers or directors has received any cash compensation for services rendered to us, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed Business Combination and may even continue to serve following the Flybondi Business Combination and receive compensation thereafter.

The Board’s Reasons for the Third Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Third Extension Amendment is in the best interests of our Company and our stockholders. Our Board has approved and declared advisable the adoption of the Third Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Following the approval of the Second Extension, our Charter provides that we have until the Second Extended Date to complete the purposes of our Company including, but not limited to, effecting a Business Combination under its terms.

Our Charter states that if our stockholders approve an amendment to the Charter that would affect (i) the substance or timing of our obligation to redeem 100% of the Public Shares if we do not complete a Business Combination within the Combination Period or (ii) any other provisions relating to stockholders’ rights or pre-initial Business Combination activity, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included, in part, to protect the stockholders from having to sustain their investments for an unreasonably long period if we fail to find a suitable Business Combination in the timeframe contemplated by the Charter.

In addition, the IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of Common Stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders and because we will not be able to conclude a Business Combination, including the Flybondi Business Combination, within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond the Second Extended Date to the Third Extended Date.

We are not asking you to vote on the Business Combination at this time. If the Third Extension Amendment is implemented and you do not elect to redeem your Public Shares in the Third Extension Redemptions, you will retain the right to vote on the Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event the Business Combination is approved and completed or we have not consummated another Business Combination by the Third Extended Date.

After careful consideration of all relevant factors, the Board determined that the Third Extension Amendment is in the best interests of our Company and our stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Third Extension Amendment Proposal.

PROPOSAL TWO – THE DIRECTOR ELECTION PROPOSAL

Our Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. The term of office of the Class I director, Lynne Thornton, will expire at the annual meeting of stockholders to be held in 2026, following stockholders’ re-election of Lynne Thornton at the First Special Meeting. The term of office of the Class II directors, James Cotton and Stuart Hutton, will expire at the Meeting. The term of office of the Class III directors, Enrique Klix and Niraj Javeri, will expire at the annual meeting of stockholders to be held in 2025.

At the Meeting, two Class II directors will be elected to the Board to serve for the ensuing three-year period or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated each of James Cotton and Stuart Hutton for election as a Class II director. The biographies of James Cotton and Stuart Hutton are set forth below under the section entitled “Directors, Executive Officers and Corporate Governance”.

Vote Required for Approval

The election of the foregoing director nominees requires a plurality vote of the shares of common stock present in person (including those who voted online) or represented by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a Broker Non-Vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a Broker Non-Vote, the proxies solicited by the Board will be voted “FOR” the election of the foregoing nominees. In case any director nominee becomes unavailable for election to the Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Assuming that our Sponsor and directors and officers vote all of the shares of our Common Stock owned by them at the Meeting, the director nominees can be elected at the Meeting even if some or all of our other Public Stockholders do not vote “FOR” the director nominees.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the election of the director nominees.

PROPOSAL THREE – THE AUDITOR RATIFICATION PROPOSAL

We are asking the stockholders to ratify the Audit Committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Marcum has audited our financial statements for the fiscal year(s) ended December 31, 2023 and 2022 and the period from February 16, 2021 (inception) (Date of Inception) to December 31, 2021. A representative of Marcum is not expected to be present at the Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2023 and 2022 totaled approximately $118,654 and $75,800, respectively. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay audit-related fees to Marcum for the years ended December 31, 2023 and 2022.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay Marcum for tax services, planning or advice for the years ended December 31, 2023 and 2022.

All Other Fees

All other fees consist of fees billed for all other services. We did not pay Marcum for any other fees for the years ended December 31, 2023 and 2022.

Our Audit Committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, any such services rendered prior to the formation of our Audit Committee in 2021 were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing our independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our Audit Committee may reconsider the selection of Marcum as our independent registered public accounting firm.

Vote Required for Approval

The ratification of the appointment of Marcum requires the vote of a majority of the affirmative votes cast by stockholders present (including those who voted online) or represented by proxy at the Meeting and entitled to vote thereon. All holders of our Common Stock are entitled to vote on this proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Auditor Ratification Proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal. Broker Non-Votes will count as votes cast on the Auditor Ratification Proposal.

Assuming that our Sponsor and directors and officers vote all of the shares of our Common Stock owned by them at the Meeting, the Auditor Ratification Proposal can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Auditor Ratification Proposal.

Recommendation of the Board

Our Board recommends a vote “FOR” the ratification of the selection of Marcum by the Audit Committee as our independent registered public accounting firm.

PROPOSAL FOUR – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders (i) in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals or (ii) where the Board has determined it is otherwise necessary. In no event will our Board adjourn the Meeting beyond the Second Extended Date.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals or to where the Board has determined it is otherwise necessary.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted online) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy, online or at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

Assuming that our Sponsor and directors and officers vote all of the shares of our Common Stock owned by them at the Meeting, the Adjournment Proposal can be approved at the Meeting even if some or all of our other Public Stockholders do not approve the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for our Public Stockholders with respect to the exercise of redemption rights in connection with the approval of the Third Extension Amendment Proposal in the Third Extension Redemptions. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold Class A Common Stock as part of a “straddle”, “hedge”, “conversion”, “synthetic security”, “constructive ownership transaction”, “constructive sale”, or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, (v) that are U.S. expatriates, (vi) that actually or constructively own five percent or more of our Class A Common Stock, and (vii) that are Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A Common Stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A Common Stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS IN THE THIRD EXTENSION REDEMPTIONS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of the Class A Common Stock that elect to have their Class A Common Stock redeemed for cash in the Third Extension Redemptions. For purposes of this discussion, a “U.S. Holder” is a Beneficial Owner that so redeems our Class A Common Stock and is:

•	an individual who is a United States citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A Common Stock is redeemed in the Third Extension Redemptions, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Common Stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our Common Stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning Warrants) relative to all of our shares of Common Stock both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our Common Stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock that could be acquired pursuant to the exercise of the Warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Common Stock in the Third Extension Redemptions must, among other requirements, be less than 80% our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our Common Stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our Common Stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A Common Stock in the Third Extension Redemptions will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in our Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in our Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions”.

U.S. Holders of the Class A Common Stock considering exercising their redemption rights in the Third Extension Redemptions should consult their own tax advisors as to whether the redemption of their Class A Common Stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the

U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of the Class A Common Stock that elect to have their Class A Common Stock redeemed for cash in the Third Extension Redemptions. For purposes of this discussion, a “Non-U.S. Holder” is a Beneficial Owner (other than a partnership) that so redeems its Class A Common Stock and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of the Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock in the Third Extension Redemptions will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A Common Stock, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•

our Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Class A Common Stock, and, in the case where shares of the Class A Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Class A Common Stock. We do not believe our Company is or has been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of the Class A Common Stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), generally will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described above in the subsection entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Third Extension Redemptions.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

As of the Record Date, our directors and officers are as follows:

Name	Age	Position
Enrique Klix	56	Chief Executive Officer and Director
Oliver Matlock	27	Chief Financial Officer
James Cotton	48	Director
Stuart Hutton	57	Director
Niraj Javeri	44	Director
Lynne Thornton	51	Director

The experience of our directors and executive officers is as follows:

Enrique Klix (Chief Executive Officer and Director)

Mr. Klix has served as our Chief Executive Officer and one of our directors since inception. Mr Klix has significant international experience after being based in Australia, Europe, and Latin America for more than 30 years. Mr. Klix has a track record of successfully leading and advising corporations and governments on turnarounds, mergers and acquisitions, capital market transactions, operational and financial restructuring, and greenfield start-ups with an aggregate value in excess of $30 billion. Mr. Klix has served as a member of the board of directors of TLGY Acquisition Corporation (Nasdaq: TLGY), a special purpose acquisition company, since June 2024. Between January 2019 and July 2020, Mr. Klix served as Orora Cartons Australia’s General Manager (ASX: ORA). Under his leadership, the business went through a successful operational, commercial, and financial turnaround before being sold to Nippon Paper. Between 2014 and 2016, Mr. Klix served as Senior Vice President at McKinsey & Co.’s recovery and transformation division in Australia and New Zealand. Mr. Klix also served as Chief Financial Officer and Deputy Chief Executive Officer of McColl’s Transport between 2009 and 2014. Under his tenure, McColl’s Transport was recognized as the “Turnaround of the Year” in 2012, before being sold to a private equity consortium led by Kohlberg Kravis Roberts & Co. Mr. Klix was an investor in TrademarkVision, an Australian company that utilized image recognition and artificial intelligence technology for trademark searches and protection. In 2018 TrademarkVision was acquired by Clarivate Analytics (NYSE: CLVT) from the U.S., and Mr. Klix was instrumental in supporting the company through the acquisition. He is an active seed and pre-initial public offering investor in Australia and other geographies, including minority equity stakes in Groundfloor (Last K Ventures Pty. Ltd.) and Miso Robotics. Prior to moving to Australia, Mr. Klix worked for ten years as an investment banker for Salomon Smith Barney (now Citigroup (NYSE: C)) and Dresdner Kleinwort Benson in London focused on servicing telecommunications companies across Europe on mergers and acquisitions, and debt and equity capital markets transactions. Mr. Klix also played lead roles in the initial and secondary public offerings of many energy, telecommunications and beverage companies such as Enel S.p.A. (BIT: ENEL), Energias de Portugal, S.A. (ELI: EDP), and Compañía Cervecerías Unidas, S.A. (NYSE: CCU). Mr. Klix is also a director of Klix II Pty. Ltd. Mr. Klix holds a degree in Economics from the Universidad Católica Argentina and an MBA from the University of Cambridge in England. We believe that Mr. Klix’s vast experience in senior finance, operational, and consulting roles in publicly listed and private companies makes him well qualified to serve on our Board.

Oliver Matlock (Chief Financial Officer)

Mr. Matlock has served as our Chief Financial Officer since August 30, 2023. He has experience in mergers and acquisitions, capital markets, corporate management and strategy, and financial consulting. Mr. Matlock began his career as an Analyst at Stratford Capital Pty. Ltd., a boutique strategic consulting firm, advising clients both domestically and internationally on business strategy, financial planning and analysis, and mergers and acquisitions from April 2019 to September 2021. From October 2021 to December 2022, Mr. Matlock was an Associate at Fresh Equities Pty. Ltd., a Melbourne-based fintech company providing capital raising and SaaS services to Australian Stock Exchange listed entities, where he was responsible for leading the investment syndication function of the business and managing the bookbuild process across several transactions. Mr. Matlock holds a Bachelor of Commerce degree in Finance from Monash University in Australia.

James Cotton (Director)

Mr. Cotton has served as one of our directors since November 2021. He is an Australian impact entrepreneur and investor with business interests in the technology, consumer goods, and healthcare sectors. In 2005, Mr. Cotton founded CMO Software in London where he was based for 10 years, which grew to become one of the leading governance, risk, and compliance software companies globally. Mr. Cotton sold CMO in 2013 and then founded Uluwatu Capital, an investment firm focused on purpose driven technology companies with health and sustainability outcomes. Mr. Cotton is also a director of Monterosa Capital Australia Pty. Ltd., Tech 4 Good Pty. Ltd., and Moovosity Pty. Ltd. Mr. Cotton holds a Bachelor of Law and Science from the University of Melbourne. We believe Mr. Cotton’s broad investing background makes him well qualified to serve on our Board.

Stuart Hutton (Director)

Mr. Hutton has served as one of our directors since November 2021. He is currently the CFO of ALS Limited (ASX: ALQ), a global testing, inspection, and certification business. Mr. Hutton served as CFO of the Foxtel Group (controlled by News Corp; NASDAQ: NWS), Australia’s leading next-generation subscription news, sports, and entertainment company between November 2021 and August 2023. Mr. Hutton served as CFO of Orora (ASX: ORA) between December 2013 and November 2020. Mr. Hutton played an integral role in Orora’s evolution through the demerger from Amcor, listing on the Australian Stock Exchange, growth in revenue, and improved performance and share price. Mr. Hutton was also instrumental in the sale of Orora’s Australasian Fibre business to Nippon Paper for AU$1.7 billion. Mr. Hutton previously served as CFO of Amcor’s Australasia and Packaging Distribution business (NYSE: AMCR). Mr. Hutton brings more than 30 years of experience in senior finance roles, including five years with Orica (ASX: ORI) as CFO for the Minova Group, Chemical Services Division and Mining Services (North America) and four years as CFO of WorldMark Holdings Pty. Ltd. from 2001 to 2005, and before this, managed a number of acquisitions and divestments in his role as Manager, Acquisitions for Nylex Ltd. A qualified Chartered Accountant in Australia, Mr Hutton spent nine years during the early part of his career with Deloitte Touche Tohmatsu in audit and corporate finance roles which included a two-year secondment to London. Mr. Hutton holds a Bachelor of Business from Swinburne University. We believe Mr. Hutton’s vast experience in senior finance roles of publicly listed companies makes him well qualified to serve on our Board.

Niraj Javeri (Director)

Mr. Javeri has served as one of our directors since November 2021. He is currently the Chief Financial Officer at Lancium Technologies, a digital infrastructure company building large-scale solutions to help decarbonize the electrical grid, and he is based in San Francisco, California. Previously, Mr. Javeri was the Vice President of Strategy at Zymergen, a science and material innovation company. Between 2010 and 2019, Mr. Javeri worked for Kohlberg Kravis Roberts & Co. (“KKR”) (NYSE: KKR) in New York, Sydney, and San Francisco as part of the Special Situations team, where he sourced, diligenced, executed, and monitored investments made across a number of funds managed by KKR. During his tenure in Australia with KKR, Mr. Javeri was a board member for a number of companies in Australia and New Zealand. Previously, Mr. Javeri was with One East Partners in London and New York, where he invested across industries in event-driven and value equities, distressed debt, and private deals. Prior to that, he worked at Goldman Sachs & Co in the Principal Investment Area where he worked on private equity investments, and at Deutsche Bank in both the Leveraged Finance and Technology investment banking groups. Mr. Javeri received a B.S. from Cornell University in

Electrical and Computer Engineering, and an M.S. from Stanford University in Management Science and Engineering. We believe Mr. Javeri’s experience in sourcing, conducting due diligence, and executing on acquisitions of companies in private equity and investment banking environments makes him well qualified to serve on our Board.

Lynne Thornton (Director)

Ms. Thornton has served as one of our directors since November 2021. She is a co-founder and director at Groundfloor (Last K Ventures Pty. Ltd.), a PropTech business backed by Taronga Ventures. Ms. Thornton is also a consultant for McColl’s Transport, Australia’s largest independent bulk liquid carrier of milk, food, and bulk chemicals. Previously, Ms. Thornton worked in the funds management industry for 15 years initially for Colonial First State in London then co-founded, Aubrey Capital Management, a global equities boutique, based in Edinburgh. Ms. Thornton was a director, member of the Investment Committee, and managed key relationships both with Australian institutional clients and with cornerstone investor, Pacific Current Group (ASX: PAC) before successfully exiting the business in 2017. Ms. Thornton is an active angel investor and was on the board of Scale Investors, an angel investor network, for 5 years and is currently on the Investment Committee for Artesian’s Female Leaders Fund, an early stage venture capital fund backed by Hostplus. Originally American, Ms. Thornton is an investor and entrepreneur with experience in both listed and private companies in the US, Europe and Australia. Her professional career has included roles in the consumer sector, PropTech, and funds management industries. Ms. Thornton holds a B.S. in finance from California Polytechnic University and an MBA from the University of Cambridge in England. We believe Ms. Thornton’s background in early stage investing and listed equities makes her well qualified to serve on our Board.

Family Relationships

No family relationships exist between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or executive officer, or any associate of any such director or officer, is a party adverse to our Company, or has a material interest adverse to our Company.

Number and Terms of Office of Officers and Directors

We currently have five directors. Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with Nasdaq corporate governance requirements, we were not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the first class of directors, consisting of Ms. Thornton, will expire at our fourth annual meeting of stockholders, following the stockholders’ re-election of Ms. Thornton at the First Special Meeting. The term of office of the second class of directors, consisting of Mr. Cotton and Mr. Hutton, will expire at the Meeting. The term of office of the third class of directors, consisting of Mr. Klix and Mr. Javeri, will expire at the third annual meeting of stockholders.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint officers as it deems appropriate pursuant to our Charter. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board.

Committees of the Board of Directors

Our Board has two standing committees: the Audit Committee and a compensation committee (the “Compensation Committee”). Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule

10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established the Audit Committee. Stuart Hutton, Niraj Javeri and Lynne Thornton serve as members of our Audit Committee, and Mr. Hutton chairs the Audit Committee. All members of our Audit Committee are independent of and unaffiliated with our Sponsor and our underwriters.

Each member of the Audit Committee is financially literate, and our Board of Directors has determined that Mr. Hutton qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an amended Audit Committee charter, which details the principal functions of the Audit Committee, including:

•	meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•	monitoring the independence of the registered public accounting firm;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	inquiring and discussing with Management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our registered public accounting firm, including the fees and terms of the services to be performed;

•	appointing or replacing the registered public accounting firm;

•

determining the compensation and oversight of the work of the registered public accounting firm (including resolution of disagreements between Management and the registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•

monitoring compliance on a quarterly basis with the terms of our IPO and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of our IPO;

•

reviewing and approving all payments made to our existing stockholders, executive officers or directors and their respective affiliates. Any payments made to members of our Audit Committee will be reviewed and approved by our Board, with the interested director or directors abstaining from such review and approval; and

•

advising the Board and any other Board committees if the clawback provisions of Rule 10D-1 under the Exchange Act (the “Rule”) are triggered based upon a financial statement restatement or other financial statement change, with the assistance of Management and to the extent that our securities continue to be listed on an exchange and subject to the Rule.

Audit Committee Report*

The Audit Committee assists the Board with its oversight responsibilities regarding our financial reporting process. Management is responsible for the preparation, presentation and integrity of our financial statements and the reporting process, including our accounting policies, internal control over financial reporting and disclosure controls and procedures. Marcum, our independent registered public accounting firm, is responsible for performing an audit of our financial statements.

We have reviewed and discussed with Marcum the overall scope and plans of their audit. We met with Marcum, with and without Management present, to discuss the results of its examinations, its evaluation of our internal controls, and the overall quality of our financial reporting.

With regard to the fiscal year ended December 31, 2023, the Audit Committee (i) reviewed and discussed with Management our audited financial statements as of December 31, 2023, and for the year then ended; (ii) discussed with Marcum the matters required by Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; (iii) received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding Marcum communications with the Audit Committee regarding independence; and (iv) discussed with Marcum their independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that our audited financial statements be included in the 2023 Annual Report, for filing with the SEC.

Stuart Hutton (Chair)

Niraj Javeri

Lynne Thornton

Compensation Committee

We have established the Compensation Committee. Stuart Hutton, Niraj Javeri and Lynne Thornton serve as members of our Compensation Committee. Mr. Javeri chairs the compensation committee.

We have adopted an amended Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer’s based on such evaluation;

•	reviewing and approving the compensation of all of our other Section 16 executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting Management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

*

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

•	producing a report on executive compensation to be included in our annual proxy statement;

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors; and

•

advising the Board and any other Board committees if the clawback provisions of the Rule are triggered based upon a financial statement restatement or other financial statement change, with the assistance of Management and to the extent that our securities continue to be listed on an exchange and subject to the Rule.

Notwithstanding the foregoing, other than those payments and reimbursements described under the subsection below entitled “Executive Officer and Director Compensation” no compensation of any kind, including finders, consulting, or other similar fees, has been or will be paid to any of our existing stockholders, officers, directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial Business Combination. Accordingly, it is likely that prior to the consummation of an initial Business Combination, the Compensation Committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial Business Combination.

The amended charter of the Compensation Committee also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Committee Meetings and Attendance

During the fiscal year ended December 31, 2023, there were 17 regularly scheduled or special meetings of the Board and the Board acted by unanimous written consent in lieu of a meeting five times.

During the fiscal year ended December 31, 2023, there were four regularly scheduled or special meetings of the Audit Committee and the Audit Committee did not take any actions by unanimous written consent in lieu of a meeting.

During the fiscal year ended December 31, 2023, there were no regularly scheduled or special meetings of the Compensation Committee and the Compensation Committee did not take any actions by unanimous written consent in lieu of a meeting.

We encourage all of our directors to attend our annual meetings of stockholders. At the Second Special Meeting, which was held in lieu of our first annual meeting of stockholders, all of our five directors of the Board were in attendance.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by our Board. Our Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who participate in the consideration and recommendation of director nominees are Stuart Hutton, Niraj Javeri, and Lynne Thornton. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board also considers director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our bylaws and the section below entitled “Stockholder Proposals”.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Board Observers

In connection with investments in our Sponsor, certain individuals have been granted Board observer rights to our Board. Such individuals are permitted to attend, in a non-voting capacity, meetings of the Board. Such individuals have entered into agreements and have agreed to keep any information discussed or disclosed at any such Board meetings confidential.

Director Independence

Nasdaq rules require that a majority of our Board be independent within one year of our IPO. An “independent director” is defined generally as a person who, in the opinion of our Board, has no material relationship with the listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). We currently have three “independent directors” as defined in Nasdaq rules and applicable SEC rules. Our Board has determined that Mr. Hutton, Mr. Javeri, and Ms. Thornton are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Executive Officer and Director Compensation

Except as disclosed herein, none of our executive officers or directors have received any cash compensation for services rendered to us. We pay our Sponsor up to $20,000 per month for administrative and other services. In addition, subject to approval by our Audit Committee, we pay members of our Board for advisory or consulting services that are provided to us in connection with our initial Business Combination and our Sponsor, executive officers and directors, or any of their respective affiliates are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combination. Our Audit Committee reviews on a quarterly basis all payments that were made to our Sponsor, executive officers, or directors, or our or their affiliates. Any such payments prior to an initial Business Combination are made from funds held outside the Trust Account. Other than quarterly Audit Committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial Business Combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, has been or will be paid by us to our Sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of our initial Business Combination.

After the completion of our initial Business Combination, directors or members of Management who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the Flybondi Registration Statement. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of Management. It is unlikely the amount of such compensation will be known at the time of the proposed Business Combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our Management maintain their positions with us after the consummation of our initial Business Combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our Management’s motivation in identifying or selecting a target business, but we do not believe that the ability of our Management to remain with us after the consummation of our initial Business Combination will be a determining factor in our decision to proceed with any potential Business Combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Compensation Recovery and Clawback Policy

Under the Sarbanes-Oxley Act, in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our executive officers. The SEC also recently adopted rules that direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results.

On November 30, 2023, our Board approved the adoption of the Executive Compensation Clawback Policy (the “Clawback Policy”), with an effective date of October 2, 2023, in order to comply with the final clawback rules adopted by the SEC under the Rule, and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from our current and former executive officers as defined in the Rule (“Covered Officers”) in the event that we are required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, our Board of Directors may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which we are required to prepare an accounting restatement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On February 16, 2021, our Sponsor subscribed for an aggregate 2,875,000 Founder Shares for a total subscription price of $25,000, or approximately $0.009 per share. The number of Founder Shares outstanding was determined based on the expectation that the total size of our IPO would be a maximum of 11,500,000 Units if the underwriters’ over-allotment option was exercised in full, and therefore that such Founder Shares would represent 20% of the outstanding shares after our IPO.

Up to 375,000 of the Founder Shares were subject to forfeiture by the Sponsor depending on the extent to which the underwriters’ over-allotment option was exercised. At the IPO, the underwriters fully exercised their over-allotment option resulting in no Founder Shares being subject to forfeiture. In connection with the IPO, the Anchor Investors collectively acquired from the Sponsor, in the aggregate, 500,000 Founder Shares; all but 50,000 of such shares are held directly by the Sponsor. The excess of the fair value of the Founder Shares was determined to be an offering cost in accordance with Staff Accounting Bulletin Topic 5A. Accordingly, offering cost associated with the IPO includes $3,386,739 of excess value of the Anchor Investors. The valuation of $6.78 per Founder Share (or $3,391,739 in the aggregate) of the Anchor Investors was reduced by $0.01 per Founder Share (or $5,000 in the aggregate), the price paid for the Founder Shares. The valuation was determined using an internal Monte Carlo simulation model.

Following the approval of the Founder Share Amendment at the Second Special Meeting, on November 3, 2023, we issued an aggregate of 2,874,999 shares of our Class A Common Stock (consisting of 2,824,999 shares to our Sponsor and 50,000 shares to an Anchor Investor) upon the conversion of an equal number of shares of our Class B Common Stock, held by our Sponsor and such Anchor Investor, respectively. The 2,874,999 shares of Class A Common Stock issued in connection with the Founder Share Conversion are subject to the same restrictions as applied to the Class B Common Stock before the Founder Share Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination, as described in the IPO Prospectus. Following the Founder Share Conversion, the First Extension Redemptions and the Second Extension Redemptions, our Sponsor holds approximately 69.4% of the issued and outstanding Common Stock.

Our Sponsor purchased an aggregate of 4,950,000 Private Placement Warrants, at a price of $1.00 per warrant, or $4,950,000 in the aggregate, in the Private Placement. Each Private Placement Warrant entitles the holder to purchase one share of Class A Common Stock at $11.50 per share. The Private Placement Warrants (including the Class A Common Stock issuable upon exercise of the Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial Business Combination.

We currently utilize office space at 11330 Avenue of the Americas, 23rd Floor, New York, New York 10019 and 152 Elizabeth Street, Melbourne, Victoria, 3000, Australia from our Sponsor. We pay up to $20,000 per month for administrative and other services. Upon completion of our initial Business Combination or our liquidation, we will cease paying these monthly fees.

Subject to approval by our Audit Committee, we may pay members of our Board for advisory or consulting services that may be provided to us in connection with our initial Business Combination. In addition, our Sponsor, executive officers, and directors, or any of their respective affiliates are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combination. Other than the foregoing, no compensation of any kind, including finder’s and consulting fees, has been or will be paid by us to our Sponsor, executive officers, and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial Business Combination. Our Audit Committee reviews on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates.

On February 16, 2021, our Sponsor agreed to loan us up to $300,000 to be used for a portion of the expenses of the IPO. to cover expenses related to the IPO pursuant to an unsecured promissory note in the principal amount of up to $300,000 issued to our Sponsor (the “IPO Promissory Note”). The IPO Promissory Note was non- interest bearing and payable on the earlier of (i) December 31, 2021 or (ii) the consummation of the IPO. The outstanding balance under the IPO Promissory Note was repaid upon the closing of the IPO. However, at the time of the closing of the IPO, the Sponsor was overpaid $138,493 and this amount was repaid to us on November 11, 2021.

On May 28, 2021, we entered into a letter agreement with J.V.B. Financial Group, one of our Anchor Investors (“J.V.B.”), pursuant to which Cohen & Company Capital Markets, a division of J.V.B., agreed to provide consulting and advisory services in connection with the IPO in return for a transaction fee to be paid to J.V.B. in an amount equal to 10.0% of the aggregate underwriting discount and commissions earned by the underwriters in connection with the IPO to be paid simultaneously with the actual payment of such underwriting discount and commissions to the underwriters upon (i) the closing of the IPO and (ii) the completion of the initial Business Combination. J.V.B. was one of the Anchor Investors that purchased Units in the IPO and became a member of the Sponsor at the closing of our IPO, and holds an indirect interest in certain Founder Shares held by the Sponsor.

On August 23, 2021, pursuant to the forward purchase agreements (the “FPAs”) we entered into with (i) Carnegie Park Capital, LLC (and/or its affiliates) (“Carnegie Park”) and (ii) Crescent Park Management, L.P. as the investment advisor to Crescent Park Master Fund, L.P., Crescent Park FOF Partners, L.P. and Crescent Park Global Equity Master Fund, L.P. (and/or their affiliates) (collectively, “Crescent Park”), Crescent Park, which is one of our Anchor Investors, and Carnegie Park agreed to purchase up to 2,500,000 shares of Class A Common Stock that were to be issued pursuant to the FPAs (the “Forward Purchase Shares”) in the case of Crescent Park and up to 500,000 Forward Purchase Shares in the case of Carnegie Park at $10.00 per share (as such price per share may be reduced to $9.20 per share or further reduced to below $9.20 per share with respect to all or part of the Forward Purchase Shares) for gross proceeds up to $30,000,000 in the aggregate if all of the Forward Purchase Shares were purchased at $10.00 per share (or up to $27,600,000 in the aggregate if all of the Forward Purchase Shares were purchased at $9.20 per share or up to a lower amount in the aggregate if all of the Forward Purchase Shares were purchased at less than $9.20 per share) in private placements that would occur concurrently with the consummation of the initial Business Combination. On December 8, 2023 and December 12, 2023, we and each of Carnegie Park and Crescent Park entered into the agreements to mutually terminate and cancel the FPAs.

On November 4, 2021, we paid J.V.B. $85,000 in cash from funds outside of the Trust Account. Funds due to J.V.B. upon the completion of the initial Business Combination ($605,000 in the aggregate) were to be paid by the underwriters of the Initial Public Offering. On November 9, 2023, our Company and J.V.B. mutually agreed to terminate this arrangement. No further transactions fees will be payable to J.V.B. under this engagement of services.

On May 8, 2023, we issued the First Extension Promissory Note to the Sponsor in an amount of up to $630,000, pursuant to which the Sponsor agreed to loan us up to $630,000. Pursuant to the First Extension Promissory Note, $105,000 was deposited into the Trust Account per month, beginning on May 8, 2023 through November 3, 2023, for the benefit of the Public Stockholders who did not redeem their Public Shares in the First Extension Redemptions. The First Extension Promissory Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which we consummate a Business Combination and (ii) the date of our liquidation As of June 30, 2024, we had borrowings of $355,000 under the First Extension Promissory Note.

On November 8, 2023, we issued the Second Extension Promissory Note in the aggregate principal amount of up to $359,503 to the Sponsor. The Second Extension Promissory Note bears no interest and is repayable in full upon the earlier to occur of (i) the date on which we consummate a Business Combination and (ii) the date of our liquidation. Additionally, we will continue to deposit $29,958.55 into the Trust Account for each calendar month (commencing on November 8, 2023 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by us to complete an initial Business Combination until November 5, 2024, and such amount will be distributed either to: (i) all of the holders of Public Shares upon our liquidation or (ii) holders of Public Shares who elect to have their Public Shares redeemed in connection with the consummation of the initial Business Combination. As of June 30, 2024, we had borrowings of $239,665 under the Second Extension Promissory Note.

In addition, in order to finance transaction costs in connection with an intended initial Business Combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us Working Capital Loans as may be required on a non-interest basis. If we complete an initial Business Combination, we would repay such Working Capital Loans. In the event that the initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such Working Capital Loans may be convertible into Warrants of the post Business Combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants. Prior to the completion of our initial Business Combination, we do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

On July 10, 2023, we issued the WCL Promissory Note to the Sponsor in an amount of up to $1,500,000 in connection with such Working Capital Loans. The WCL Promissory Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which we consummate a Business Combination and (ii) the date of our liquidation. Additionally, at the option of the Sponsor, the unpaid principal may be converted into warrants at a conversion price of $1.00 per warrant. Such warrants would be identical to the Private Placement Warrants. In the event that the initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used to repay the Working Capital Loans. As of June 30, 2024, we had borrowings of $1,390,335 under the WCL Promissory Note.

Any of the foregoing payments to our Sponsor, repayments of loans from our Sponsor or repayments of Working Capital Loans prior to our initial Business Combination will be made using funds held outside the Trust Account.

After our initial Business Combination, members of our Management who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to our stockholders, such as the Flybondi Registration Statement. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial Business Combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

Pursuant to a Registration Rights Agreement, dated November 2, 2021, which we entered into with the Sponsor and the holders party thereto, the holders of the (i) Founder Shares, (ii) Private Placement Warrants, and (iii) warrants that may be issued upon conversion of the Working Capital Loans (and in each case holders of their underlying securities, as applicable) will have registration rights to require us to register a sale of any of our securities held by them prior to the consummation of our initial Business Combination. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial Business Combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Pursuant to a Letter Agreement, dated on November 2, 2021, we entered with our Sponsor, officers and directors (the “Letter Agreement”), our Initial Stockholders, officers, and directors waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares they hold if we fail to complete our initial Business Combination by the end of the Combination Period. However, if our Initial Stockholders, Sponsor, or Management Team acquire Public Shares in or after our Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if we fail to complete our initial Business Combination within the allotted Combination Period.

Additionally, pursuant to the Letter Agreement, our Initial Stockholders, officers and directors agreed to not propose any amendment to our Charter to modify the substance or timing of our obligation to provide for the redemption of our Public Shares in connection with an initial Business Combination or to redeem 100% of our Public Shares if we do not complete our initial Business Combination by the end of the Combination Period or with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity, unless we provide our Public Stockholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares.

For more information on the agreements entered into in connection with the Flybondi Business Combination, see “Item 1. Business” of the 2023 Annual Report.

Policy for Approval of Related Party Transactions

The Audit Committee has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions”. A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which our Company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of our total assets at year-end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy include: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the Audit Committee considers (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the Audit Committee believes the relationship underlying the transaction to be in the best interests of our Company and our stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the Board and on his or her eligibility to serve on the Board’s committees. Management will present to the Audit Committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:

•	each person known by us to be the Beneficial Owner of more than 5% of our outstanding shares of Common Stock;

•	each of our executive officers and directors that beneficially owns shares of our Common Stock; and

•	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 4,073,342 shares of our Common Stock, consisting of (i) 4,073,341 shares of our Class A Common Stock and (ii) one share of our Class B Common Stock, issued and outstanding as of the Record Date. On all matters to be voted upon, holders of the shares of Class A Common Stock and shares of Class B Common Stock vote together as a single class, unless otherwise required under applicable law. Currently, the one share of Class B Common Stock is convertible into Class A Common Stock on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the shares of Common Stock underlying the Private Placement Warrants as these securities are not exercisable within 60 days of the date of this Proxy Statement.

Name and Address of Beneficial Owner (1)	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned (2)	Approximate Percentage of Class
Integral Sponsor LLC (our Sponsor) (3)	2,824,999	69.4%	1	100%	69.4%
Enrique Klix (3)	2,824,999	69.4%	1	100%	69.4%
Oliver Matlock (3)	—	—	—	—	—
James Cotton (3)	—	—	—	—	—
Stuart Hutton (3)	—	—	—	—	—
Niraj Javeri (3)	—	—	—	—	—
Lynne Thornton (3)	—	—	—	—	—
All directors and executive officers as a group (6 individuals)	2,824,999	69.4%	1	100	69.4%
Other 5% Stockholders
Mizuho Financial Group, Inc. (4)	242,318	5.95%	—	—	5.95%

(1)	Unless otherwise noted, the principal business address of each of the following entities or individuals is 11330 Avenue of the Americas, 23rd Floor, New York, New York 10019.
(2)

On December 29, 2021, 50,000 shares of Class B Common Stock were transferred by our Sponsor to an Anchor Investor. Such Anchor Investor then converted those 50,000 shares of Class B Common Stock to Class A Common Stock as reported on our Current Report on Form 8-K filed with the SEC on December 1, 2023.

(3)

Our Sponsor, Integral Sponsor LLC, is the record holder of the shares reported herein. Mr. Klix is the Managing Member of Integral Sponsor LLC and has voting and investment discretion with respect to the Common Stock held of record by Integral Sponsor LLC. Each of our other directors are non-managing members of Integral Sponsor LLC. Mr. Klix disclaims beneficial ownership of such shares, other than his pecuniary interest therein and each of Messrs. Cotton, Hutton and Javeri and Ms. Thornton disclaims any beneficial ownership of any shares held by Integral Sponsor LLC.

(4)

According to a Schedule 13G filed on February 13, 2024 by Mizuho Financial Group, Inc., a company incorporated under the laws of Japan (“Mizuho”), Mizuho, Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of the Public Shares, which are held by Mizuho Securities USA LLC, which is their wholly-owned subsidiary. Mizuho has the sole power to dispose or to direct the disposition of the Public Shares. The principal business address for Mizuho is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.

Changes in Control

None. For more information on the Flybondi Business Combination, please see “Item 1. Business” of the 2023 Annual Report.

STOCKHOLDER PROPOSALS

We anticipate that our annual meeting of stockholders for the 2024 fiscal year (the “2024 Annual Meeting”) will be held no later than December 31, 2025. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at the 2024 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws. Such proposals must be received at our offices at 11330 Avenue of the Americas, 23rd Floor, New York, New York 10019 no later than [   ].

If the Third Extension Amendment Proposal is not approved, we will not hold the 2024 Annual Meeting.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•	If the shares are registered in your names, you should contact us at (212) 209-6132 or 11330 Avenue of the Americas, 23rd Floor, New York, New York 10019, to inform us of your request; or

•	If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Meeting, you should contact the Solicitation Agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

E-mail: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from us via e-mail at info@integralacquisition.com.

If you are a stockholder of our Company and would like to request documents, please do so by October 21, 2024, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED THIRD AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

INTEGRAL ACQUISITION CORPORATION 1

Pursuant to Section 242 of the

Delaware General Corporation Law

Integral Acquisition Corporation 1 (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)

The name of the Corporation is Integral Acquisition Corporation 1. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 16, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 3, 2021 (the “Amended and Restated Certificate of Incorporation”, as amended by the First Amendment (as defined below) and the Second Amendment (as defined below)). An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 3, 2023 (the “First Amendment”). An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 2, 2023 (the “Second Amendment”).

2)	This Third Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation, as amended to date.

3)

This Third Amendment to Section 9.1(b) of Article IX to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4)	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 14, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by November 5, 2025 (or such earlier date as determined by the Board) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

A-1

IN WITNESS WHEREOF, Integral Acquisition Corporation 1 has caused this Third Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this   day of October 2024.

INTEGRAL ACQUISITION CORPORATION 1

By:
Name:	Enrique Klix
Title:	Chief Executive Officer and Director

A-2

INTEGRAL ACQUISITION CORPORATION 1

11330 AVENUE OF THE AMERICAS, 23RD FLOOR

NEW YORK, NEW YORK 10019

SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 28, 2024

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

INTEGRAL ACQUISITION CORPORATION 1

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 28, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated October 28, 2024, (the “Proxy Statement”) in connection with the special meeting in lieu of an annual meeting of stockholders of Integral Acquisition Corporation 1 (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at 4:00 p.m. Eastern time on October 28, 2024 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 for the sole purpose of considering and voting upon the following Proposals (as defined below), and hereby appoints Enrique Klix and Oliver Matlock, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the Proposals, as set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 (IF PRESENTED) CONSTITUTING THE THIRD EXTENSION AMENDMENT PROPOSAL, THE DIRECTOR ELECTION PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND THE ADJOURNMENT PROPOSAL (COLLECTIVELY, THE “PROPOSALS”).

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting in Lieu of an Annual Meeting of Stockholders to be held on October 28, 2024:

The notice of meeting, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission on April 12, 2024 and the accompanying Proxy Statement are available at

[     ].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4, IF PRESENTED.	Please mark ☒ votes as indicated in this example

Proposal 1 – Third Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from November 5, 2024 to November 5, 2025, on a monthly basis (or such earlier date as determined by the Company’s board of directors).

	☐	☐	☐

Proposal 2 – Director Election Proposal	FOR	AGAINST	ABSTAIN

Re-elect James Cotton and Stuart Hutton as the Class II directors of the Company’s board of directors until the annual meeting of the Company to be held in 2027 or until a successor is elected and qualified.

	☐	☐	☐

Proposal 3 – Auditor Ratification Proposal	FOR	AGAINST	ABSTAIN

Ratification of the selection of Marcum LLP by the audit committee of the Company’s board of directors to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

	☐	☐	☐

Proposal 4 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the other Proposals or (ii) where the Company’s board of directors has determined it is otherwise necessary.

	☐	☐	☐

Date:    , 2024

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE-SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, THE NOMINEES IN PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.